                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed  by  the  Registrant [X]
Filed  by  a  Party  other  than  the  Registrant[ ]
Check  the  appropriate  box:
[X]  Preliminary Proxy Statement          [ ] Confidential, For Use of the
                                              Commission Only (as permitted
                                              by Rule 14a-6(e)(2))
[ ]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  14a-12

                                US PATRIOT, INC.
                                ----------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]  No  Fee  Required
[ ]  Fee  computed  on  table below per Exchange Act Rules 14(a)6(i)(1) and 011.
     (1)     Title  of  each  class  of  securities to which investment applies:
             -------------------------------------------------------------------
     (2)     Aggregate  number  of  securities  to  which  investment  applies:
             -------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011: (set forth the amount on which the filing fee is calculated and state how it was determined):
             -------------------------------------------------------------------
     (4)     Proposed  maximum  aggregate  value  of  transaction:
             -------------------------------------------------------------------
     (5)     Total  fee  paid
             -------------------------------------------------------------------

[ ]  Fee  paid  previously  with  preliminary  materials.
             -------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount  Previously  Paid:

     (2)     Form,  Schedule  or  Registration  Statement  No.:

     (3)     Filing  Party:

     (4)     Date  Filed:

                                US PATRIOT, INC.
                                101 CHARLES DRIVE
                               BRYN MAWR, PA 19010


                                November 4, 2002



DEAR  FELLOW  STOCKHOLDER:

     On behalf of the Board of Directors, I am pleased to invite you to attend a special meeting of stockholders of US Patriot, Inc., to be held on November 18, 2002, at 11:00 a.m., local time, at the executive offices of US Patriot, Inc., 101 Charles Drive, Bryn Mawr, PA 19010. The Notice of Special Meeting, Proxy Statement and form of proxy are enclosed with this letter.

     The matters expected to be acted upon at the meeting are described in detail in the following Notice of Special Meeting and Proxy Statement.

     I am delighted you have chosen to invest in US Patriot, Inc. and hope that, whether or not you plan to attend the special meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy card in the envelope provided. Your vote is important. Voting by written proxy will ensure your representation at the special meeting if you do not attend in person.

     I  look  forward  to  seeing  you  at  the  special  meeting.


                               Very truly yours,

                               /s/ Christopher Schwartz

                               CHRISTOPHER SCHWARTZ
                               President

                                US PATRIOT, INC.
                                101 CHARLES DRIVE
                          BRYN MAWR, PENNSYLVANIA 19010

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON NOVEMBER 18, 2002

TO  THE  STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the special meeting of stockholders of US Patriot, Inc, a South Carolina corporation, will be held on November 18, 2002, at 11:00 a.m., local time, at our executive offices, 101 Charles Drive, Bryn Mawr, Pennsylvania, for the following purposes:

     1. To approve the merger of the Company into its wholly-owned subsidiary, TriMedia Entertainment Group, Inc., a Delaware corporation, for the purpose of changing the Company's state of incorporation from South Carolina to Delaware.

     2. To act upon such other matters and transact such other business as may properly come before the special meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on October 18, 2002 as the record date for determining the stockholders entitled to receive notice of and to vote, either in person or by proxy, at the special meeting and at any and all adjournments or postponements thereof.


                                        By  Order  of  the  Board of Directors:



                                        /s/Christopher  Schwartz
                                        Christopher  Schwartz
                                        President
Bala  Cynwyd,  Pennsylvania
November  4,  2002

                             YOUR VOTE IS IMPORTANT.

     TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY
       AND MAIL IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID RETURN ENVELOPE.

                            --------------------------

                                PROXY STATEMENT

                            --------------------------

     This Proxy Statement is furnished to the stockholders of US Patriot, Inc. ("US PATRIOT" or the "COMPANY") in connection with the solicitation on behalf of our Board of Directors of proxies to be voted at the Special Meeting of Stockholders of US Patriot (together with any adjournments or postponements thereof, the "SPECIAL MEETING"). The Special Meeting will be held on November 18, 2002 at 11:00 a.m., local time, at our executive offices, which are located at 101 Charles Drive, Bryn Mawr, Pennsylvania 19010.

     This Proxy Statement and the accompanying proxy card were first mailed to our stockholders on or about November 4, 2002.

     All shares represented by properly executed proxies will be voted in accordance with directions on the proxies. If no direction is indicated, the shares will be voted at the Special Meeting FOR the merger of the Company into its wholly-owned subsidiary, TriMedia Entertainment Group, Inc., for the purpose of changing the Company's state of incorporation from South Carolina to Delaware. A stockholder executing and returning a proxy may revoke it at any time before it is exercised by written notice to the Secretary of US Patriot or by voting in person at the Special Meeting.

     The Board of Directors does not know of any matters to be brought before the Special Meeting other than the items set forth in the accompanying Notice of Special Meeting of Stockholders. The enclosed proxy confers discretionary authority to the persons appointed by the Board of Directors to vote on any other matter that is properly presented for action at the Special Meeting.

     The cost of solicitation of proxies by the Board of Directors is to be borne by US Patriot. In addition to the use of the mails, proxies may be solicited by telephone and telecopier transmission by our directors, officers and employees. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with the solicitation.

YOU ARE HEREBY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ACCOMPANYING ENVELOPE, WHICH IS POSTAGE-PAID IF MAILED IN THE UNITED STATES.

                                ABOUT THE MEETING

WHAT  IS  THE  PURPOSE  OF  THE  SPECIAL  MEETING?

     At our Special Meeting, stockholders will act upon the matters outlined in the Notice of Special Meeting of Stockholders on the cover page of this Proxy Statement, including the proposed merger of the Company into its wholly-owned subsidiary, TriMedia Entertainment Group, Inc., for the purpose of changing the Company's state of incorporation from South Carolina to Delaware. In addition, management will respond to appropriate questions from stockholders.

WHO  IS  ENTITLED  TO  VOTE  AT  THE  MEETING?

     Only stockholders of record of shares of Common Stock and shares of Series A Convertible Preferred Stock at the close of business on October 18, 2002 (the "RECORD DATE") will be entitled to vote at the Special Meeting. On the Record Date, 25,999,000 shares of Common Stock and 1,000,000 shares of Series A Convertible Preferred Stock were issued and outstanding. These securities were the only outstanding voting securities of US Patriot. If you were a stockholder of record of shares of Common Stock on that date, you will be entitled to vote all of the shares that you held on that date at the Special Meeting.

WHAT  ARE  THE  VOTING  RIGHTS  OF  THE  HOLDERS  OF  OUR  COMMON  STOCK?

     Each share of Common Stock is entitled to one vote on each proposal submitted to stockholders. Stockholders of record of our Common Stock may vote on a matter by marking the appropriate box on the proxy.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF OUR SERIES A CONVERTIBLE PREFERRED STOCK?

     Each share of Series A Convertible Preferred Stock is entitled to ten votes on each proposal submitted to stockholders. Stockholders of record of our Series A Convertible Preferred Stock may vote on a matter by marking the appropriate box on the proxy.

WHO  CAN  ATTEND  THE  SPECIAL  MEETING?

     Any  stockholder  of  record  may  attend  the  Special  Meeting.

WHAT  CONSTITUTES  A  QUORUM?

     A two-thirds majority of the outstanding shares of our Common Stock, represented in person or by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. As of the Record Date, 25,999,000 shares of our Common Stock were outstanding. Thus, the presence, in person or by proxy, of the stockholders of Common Stock representing at least 17,332,667 votes will be required to establish a quorum. Action on all matters scheduled to come before the Special Meeting will be authorized by the affirmative vote of the majority of shares present at the Special Meeting and entitled to vote on such matters. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

HOW  DO  I  VOTE?

     If you complete and properly sign the accompanying proxy card and return it to US Patriot, it will be voted as you direct. If you are a stockholder of record and attend the Special Meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the Special Meeting will need to obtain a proxy form from the institution that holds their shares.

CAN  I  CHANGE  MY  VOTE  AFTER  I  RETURN  MY  PROXY  CARD?

     Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of US Patriot either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Special Meeting in person and so request, although attendance at the Special Meeting will not by itself revoke a previously granted proxy.

WHAT  ARE  THE  RECOMMENDATIONS  OF  THE  BOARD  OF  DIRECTORS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The recommendation of the Board of Directors is set forth with the description of each item in this Proxy Statement. In summary, the Board of Directors recommends a vote in favor of the merger of the Company into its wholly-owned subsidiary, TriMedia Entertainment Group, Inc., a Delaware corporation, for the purpose of changing the Company's state of incorporation from South Carolina to Delaware, all as described in detail in this Proxy Statement.

     With respect to any other matter that properly comes before the Special Meeting, the proxy holders will vote as recommended by the Board of Directors, or, if no recommendation is given, in their own discretion.

ITEM 1 - MERGER OF THE COMPANY INTO ITS WHOLLY-OWNED SUBSIDIARY, TRIMEDIA ENTERTAINMENT GROUP, INC., A DELAWARE CORPORATION, FOR THE PURPOSE OF CHANGING THE CORPORATION'S STATE OF INCORPORATION FROM SOUTH CAROLINA TO DELAWARE.

     On October 8, 2002, we consummated a share exchange transaction with Chris Schwartz pursuant to which Mr. Schwartz tendered to us all of the capital stock of Metropolitan Recording Inc. ("METROPOLITAN"), a Pennsylvania corporation that operates a recording studio in Philadelphia, PA, in exchange for 8,000,000 newly issued shares of our Common Stock and 1,000,000 newly issued shares of our Series A Convertible Preferred Stock. Metropolitan owns all of the membership interests of Ruffnation Films LLC ("RUFFNATION FILMS"), a Pennsylvania limited liability company that operates a film production company in Philadelphia, PA, and all of the membership interests of Snipes Production, LLC ("SNIPES PRODUCTIONS"), a Pennsylvania limited liability company that is the producer of the first full-length film project of Ruffnation Films, entitled "Snipes". Our areas of operation presently include a recording studio and a film production operation. In addition, we intend to establish a record label operation, a music publishing division, a television production division and an artist/athlete management division. In connection with the share exchange transaction, we discontinued our apparel business. Prior to the closing of the share exchange transaction, the former officers and directors of the Company conveyed all of the assets and liabilities of the Company to a new entity which is unaffiliated with the Company and is controlled by the former officers and directors of the Company. In addition, our existing officers and directors at the time of the share exchange transaction resigned and Chris Schwartz became our sole director and President.

     Our Board of Directors has determined that the name of our company does not reflect our business and that the name TriMedia Entertainment Group, Inc. will more clearly identify us as a participant in the radio, television, film and entertainment industry and improve our marketing and capital fundraising efforts. Accordingly, the Board of Directors has elected to retain the name TriMedia Entertainment Group, Inc. subsequent to the merger.

     For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from South Carolina to Delaware (the "REINCORPORATION"). The Board of Directors has approved the Reincorporation, which will be effected pursuant to the Merger Agreement described below. Under the Merger Agreement, the Company will be merged with and into its newly formed Delaware subsidiary, TriMedia Entertainment Group, Inc. ("TRIMEDIA"). Upon the effectiveness of the Reincorporation, TriMedia will continue to operate the Company's business, under the name TriMedia Entertainment Group, Inc., with the same directors and officers and the Company will cease to exist. Each shareholder of the Company will hold the same number of securities representing the same percentage ownership interest in TriMedia as such shareholder holds in the Company at the Effective Date of the merger.

     Upon consummation of the merger, each share of Company Common Stock shall be cancelled and replaced with one new share of TriMedia common stock ("TRIMEDIA COMMON STOCK") and each share of the Company's Series A Convertible Preferred Stock shall be cancelled and replaced with one new share of TriMedia Series A Preferred Stock ("TRIMEDIA SERIES A PREFERRED STOCK"). The TriMedia Series A
Preferred Stock will have the same rights, designations and preferences as the Company's Series A Convertible Preferred Stock.

     Under South Carolina law, the affirmative vote of two-thirds (2/3) of the outstanding voting securities as of the Record Date of the Company's Common Stock and the affirmative vote of two-thirds (2/3) of each class of outstanding voting securities is required for approval of the Reincorporation. Approval of the Reincorporation proposal will constitute approval of the Plan of Merger between the Company and TriMedia (the "MERGER AGREEMENT"). A copy of the Merger Agreement is attached hereto as Exhibit A. The Merger Agreement has been approved by the Board of Directors of the Company and the Board of Directors of TriMedia. If approved by the shareholders of the Company, it is anticipated that the merger will become effective as soon as practicable (the "Effective Date") following the Special Meeting. However, pursuant to the Merger Agreement, the merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board of Directors of either the Company or TriMedia, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement.

     TriMedia was formed for the sole purpose of consummating the Reincorpoation, and as such, TriMedia has no financial statements to provide to the Company's shareholders. Upon the Effective Date of the Reincorporation, TriMedia's financial statements will be identical to the Company's. The Company's most recent financials statement appear in its most recent quarterly report filed on Form 10-QSB for the period ended July 31, 2002 filed with the SEC on September 16, 2002.

     Shareholders  of  the  Company  have  the  right  under  the South Carolina
Business Corporation Act of 1988 (the "SCBCA") to dissent from the Reincorporation merger, as determined under the SCBCA. See "Dissenters' Rights" on page 20 of this Proxy Statement.

                     PROCEDURES FOR PROPOSED REINCORPORATION

     Upon approval of the Reincorporation, each holder of an outstanding certificate theretofore representing Company Common Stock or Company Series A Convertible Preferred Stock will be requested to surrender such certificate to StockTrans, Inc. as the exchange agent (the "EXCHANGE AGENT"). As soon as practicable after the surrender to the Exchange Agent of any certificate which prior to the Reincorporation represented shares of the Company's Common Stock or the Company Series A Convertible Preferred Stock, together with a duly executed transmittal letter and any other documents the Exchange Agent may specify, the Exchange Agent shall deliver to the person in whose name such certificate has been issued certificates registered in the name of such person representing the number of shares of TriMedia Common Stock or TriMedia Series A Convertible Preferred Stock into which the shares of Company Common Stock or the Company Series A Convertible Preferred Stock previously represented by the surrendered certificate shall have been reclassified. Until surrendered as contemplated by the preceding sentences, each certificate which immediately prior to the reincorporation represented any shares of the Company's Common Stock or the Company Series A Convertible Preferred Stock shall be deemed at and after the Reincorporation to represent the number of full shares of TriMedia Common Stock or TriMedia Series A Convertible Preferred Stock contemplated by the preceding sentence.
               PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

     As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

Prominence, Predictability and Flexibility of Delaware Law.

     Delaware has for many years followed a policy of encouraging incorporation in that state and has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. The Delaware courts have developed considerable expertise in dealing with corporate law issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

Increased Ability to Attract and Retain Qualified Directors

     Both South Carolina and Delaware law permit a corporation to include a provision in its charter document which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than South Carolina law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than South Carolina law.

Well Established Principles of Corporate Governance

     There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its shareholders will benefit from the well-established principles of corporate governance that Delaware law affords.

     The Reincorporation proposal will effect a change in the Company's name, the legal domicile of the Company and certain other changes of a legal nature, certain of which are described in this Proxy Statement. Prior to the Effective Date of the Reincorporation, the Company will obtain any requisite consents to such merger from parties with whom it may have contractual arrangements. As a result, the Company's rights and obligations under such contractual arrangements will continue and be assumed by TriMedia.

Vote Required

     Approval of the Reincorporation proposal will require the affirmative vote of the majority of outstanding voting securities of the Company on the Record Date entitled to vote on the proposal. Approval of the Reincorporation proposal will also constitute approval of (i) the Merger Agreement, (ii) the name change of the Company from US Patriot, Inc. to TriMedia Entertainment Group, Inc.,
(iii) the Certificate of Incorporation and Bylaws of TriMedia, and (iv) the assumption by TriMedia of all of the rights and obligations of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSED REINCORPORATION IN DELAWARE

COMPARATIVE RIGHTS OF SHAREHOLDERS

     The following is only a summary of the differences between the rights of a shareholder under the SCBCA and the Delaware General Corporation Law ("DGCL") and is qualified in its entirety by the SCBCA, DGCL, the Articles of Incorporation (the "Articles") and Bylaws of the Company and the Certificate of Incorporation of TriMedia (the "CERTIFICATE"), a copy of which is attached hereto as Exhibit B and Bylaws of TriMedia, a copy of which is attached hereto as Exhibit C.

     Under the Plan of Merger, the Company's shareholders whose rights are currently governed by South Carolina law will, upon the exchange of their shares pursuant to the merger, become holders of shares in TriMedia and their rights as such will be governed by Delaware law, under TriMedia's Certificate and Bylaws. The material differences between the rights of holders of the shares in the Company and shares in TriMedia, which result from differences in their governing corporate documents and differences in Delaware and South Carolina corporate law, are summarized below.

Appraisal Rights Of Dissenting Shareholders

     The SCBCA provides that any shareholder of a corporation generally has the right to dissent from, and obtain payment of the fair value of their shares in the event of a merger, share exchange, a sale or exchange of all or substantially all the property of the corporation other than in the ordinary course of its business, or any amendment to the corporation's articles of incorporation that adversely affects such shareholder, provided such shareholder otherwise complies with the requirements of South Carolina law and does not vote in favor of the proposed action.

     Under the DGCL, a stockholder of a Delaware corporation is generally entitled to demand appraisal and obtain payment of the judicially-determined fair value of his or her shares in the event of any plan of merger or consolidation to which the corporation, is a party, provided such stockholder continuously holds such shares through the Effective Date of the merger and otherwise complies with the requirements of Delaware law for the perfection of appraisal rights and does not vote in favor of the merger.

     Such appraisal rights are not available, however, when shares of the corporation's stock are either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD or (ii) held of record by more than 2,000 holders. In addition, appraisal rights are not available for any shares of stock of the constituent corporation surviving the merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation. Notwithstanding the above, appraisal rights are available for the shares of any class or series of stock of a Delaware corporation if the holders thereof are required by the terms of an agreement of merger or consolidation to accept for their stock anything except: (i) shares of stock of the corporation surviving or resulting from the merger or consolidation; (ii) shares of stock of any other corporation, or depository receipts in respect thereof, which at the Effective Date of the merger or consolidation will be listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD or held of record by more than 2,000 stockholders;
(iii) cash in lieu of fractional shares of the corporations described in (i) and
(ii); or (iv) any combination of the shares of stock, depository receipts and cash in lieu of fractional shares described in (i), (ii) and (iii).

     TriMedia's Certificate does not contain any provision relating to stockholder appraisal rights. As TriMedia does not qualify for an exception to appraisal rights, its stockholders are generally entitled to appraisal rights under the DGCL.

Authorized Capital

     The Company's Articles provide for authorized stock consisting of 100,000,000 shares of common stock, $0.0001 par value and 20,000,000 shares of preferred stock, $0.0001 par value.

     TriMedia's Certificate provides for authorized stock consisting of 100,000,000 shares of common stock, $0.0001 par value and 20,000,000 shares of preferred stock, $0.0001 par value.

Election And Size Of Board Of Directors

     The SCBCA requires that a board of directors consist of one or more individuals, with the number specified in or fixed in accordance with the corporation's articles of incorporation or Bylaws, that are elected at each annual shareholder meeting, unless their terms are staggered. If a board of directors has power under the articles of incorporation or under a bylaw provision to fix or change the number of directors, the board of directors may increase or decrease by 30% or less the number of directors last approved by the shareholders, but only the shareholders may increase or decrease by more than

30% of the number last approved by the shareholders. The number of directors may be increased or decreased from time to time by amendment to, or in the manner provided in, the articles of incorporation or the Bylaws. If authorized in the articles of incorporation, the SCBCA permits staggered boards of directors of up to three (3) separate classes. Under South Carolina law, shareholders do not have cumulative voting unless the articles of incorporation so provide.

     The Company's Articles state that it will have not less than two (2) Directors unless the Company has fewer than two (2) stockholders in which case the number of directors may not be fewer than the number of stockholders. The number of Directors shall be subject to the Company's Bylaws adopted by the Directors or the Shareholders, and do not provide for cumulative voting. The Company's Bylaws provide that the number of Directors may be increased or decreased from time to time by amendment to the Bylaws. Directors must also be natural persons who are 18 years of age or older, but need not be residents of the State of South Carolina.

     Under the DGCL, directors, unless their terms are staggered in the form of a classified board of directors, are elected at each annual stockholder meeting. The certificate of incorporation may authorize the election of certain directors by one (1) or more classes or series of shares, and the certificate of incorporation, an initial Bylaw or a Bylaw adopted by a vote of the stockholders may provide for staggered terms for the directors. The certificate of incorporation or the Bylaws also may allow the stockholders or the board of directors to fix or change the number of directors, but a corporation must have at least one (1) director. Under Delaware law, stockholders do not have cumulative voting rights unless the certificate of incorporation so provides.

     TriMedia's Certificate provides that the board of directors will be comprised of one (1) initial director and does not provide for cumulative voting. The initial director will serve until the first annual meeting of the stockholders and until their successors are elected and qualified. TriMedia Inc.'s Bylaws provide that the board of directors will consist initially of one
(1) director, who need not be a stockholder, and, thereafter, will consist of such number as may be fixed from time to time by resolution of the board of directors. The directors will also be elected at the annual meeting of the stockholders and will hold office until their successors are elected and qualified or until their earlier resignation or removal.

Removal Of Directors

     The SCBCA entitles shareholders to remove directors either for cause or without cause, unless the articles of incorporation provide that removal may be for cause only. Directors elected by a particular voting group may only be removed by the shareholders of that voting group. A director may be removed by the shareholders only at a meeting called for the purpose of removing him and the notice for the meeting must state that purpose. The Company's Articles provide that any directors of the entire board of directors may be removed from office by stockholder vote at any time, without assigning cause, but only if the holders of not less than two-thirds (2/3) of the outstanding shares of capital stock of the Company entitled to vote upon the election of directors, voting together as a single class, shall vote in favor of such removal.

     Under the DGCL, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote. Whenever the holders of a class or series of stock are entitled to elect one (1) or more directors by the certificate of incorporation, however, a vote of the holders of outstanding shares of that class or series of stock will be entitled to remove the director or directors so elected and not a vote of all outstanding shares as a whole. TriMedia's Bylaws provide that any director may be removed, with or without cause, by the holders of a majority of the shares of capital stock entitled to vote at an election of directors, either by written consent or at any special meeting of the stockholders called for that purpose, and the office of such director will become vacant.

Vacancies On The Board Of Directors

     The SCBCA provides that, unless the articles provide otherwise, vacancies arising on the board of directors may be filled by a majority of the remaining directors, even if no quorum remains, or by the shareholders. When directors are elected by a voting group of shareholders, only the holders of shares of that voting group may fill the vacancy. Where a vacancy will be known to occur at some point in the future, it may be filled in advance, although the new director will not take office until the vacancy actually occurs. The Company's

Bylaws do not contain any additions to these statutory provisions. The Company's Articles state that whenever a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors, it may be filled by the affirmative vote of a majority of the remaining directors.

     Under the DGCL, a majority of the directors of a corporation then in office, although less than a quorum, may fill any vacancy on the board of directors, including vacancies resulting from an increase in the number of directors. TriMedia's Bylaws also provide that vacancies on the board of directors will be filled by a majority of the directors then in office though less than a quorum. The stockholders removing any director, however, may at the time fill any such vacancy caused by such removal. Furthermore, if the directors fail to fill any vacancy, the stockholders may at any special meeting called for that purpose fill such vacancy. Any person elected to fill a vacancy will hold office, subject to the right of removal as provided for in the Bylaws, until his or her successor is elected and qualified.

Action By Written Consent

     The SCBCA allows shareholders or all of the directors to take action without a meeting through the use of a written consent, unless provided otherwise in the article of incorporation. The SCBCA provides that actions of shareholders required or permitted to be at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, if a consent or consents in writing, setting forth the action so taken, is dated and signed by the holders of all the outstanding stock. Within ten (10) days after obtaining such authorization by written consent, notice must be given to those shareholders who have not consented in writing or who are not entitled to vote on the action. The SCBCA also allows that any action required or permitted to be taken at a meeting of the board of directors or committee thereof to be taken without a meeting if a consent in writing, setting forth the action taken, is signed by all the members of the board of directors or the committee. The Company's Articles or Bylaws do not contain any additions to these statutory provisions.

     DGCL provides that, unless limited by the certificate of incorporation, any action that could be taken by stockholders at any annual or special meeting of such stockholders may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and delivered to the corporation. Prompt notice of an action taken by written consent which is not unanimous is required to be given to those stockholders who have not consented in writing. Delaware law also provides that any action required or permitted to be taken at any meeting of the board of directors, or at any committee thereof, may be taken without a meeting if all the members of the board of directors or committee, as the case may be, consent thereto, in writing, and the writing or writings are filed with the minutes of the proceedings of the board of directors or committee. TriMedia's Certificate and Bylaws do not contain any additions to these statutory provisions.

Amendments To Charter

     Under the SCBCA, amendments to the corporate charter require the approval of all the shareholders entitled to vote thereon. The Company's Articles do not contain any additions to these statutory provisions.

     Under the DGCL, unless a higher vote is required in the certificate of incorporation, an amendment to the certificate of incorporation of a corporation may be approved by a majority of the outstanding shares entitled to vote upon the proposed amendment.

Amendments To Bylaws

     Under the SCBCA, Bylaws may be amended by the directors or the shareholders unless (i) the articles of incorporation expressly provide that only shareholders may do so, or (ii) the shareholders provide that they may not be amended or repealed by the directors. The Company's Bylaws do not contain any additions to these statutory provisions. The Company's Bylaws provide that the directors may amend or repeal the Company's Bylaws to the extent provided in the Bylaws, unless the SCBCA reserves the power to amend a particular bylaw provision exclusively to the shareholders.

     The DGCL provides that a corporation's Bylaws may be amended by that corporation's stockholders, or, if so provided in the corporation's certificate of incorporation, the power to amend the corporation's Bylaws may also be conferred on the corporation's directors. TriMedia's Certificate gives its directors the authority to make, alter or repeal the Bylaws of the corporation. TriMedia's Bylaws provide that the board of directors will have the power to make, rescind, alter, amend and repeal the Bylaws, provided however, that the stockholders will have the power to rescind, alter, amend or repeal any Bylaws made by the board of directors and to enact Bylaws, which if so expressed, will not be rescinded, altered, amended or repealed by the Board of Directors.

Quorum for Shareholder Meetings and Shareholder Voting Requirements

     Under the SCBCA, unless otherwise provided in a corporation's certificate of incorporation, a majority of the votes entitled to be cast on a matter by a voting group constitutes a quorum of that voting group for action on that matter. If a quorum exists, action on a matter by a voting group (other than the election of directors) is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the articles of incorporation or this act requires a greater number of affirmative votes. The Company's Articles do not contain any additions to these statutory provisions.

     Under the DGCL, unless otherwise provided in a corporation's certificate of incorporation or its Bylaws, a majority of shares entitled to vote on a matter constitutes a quorum at a meeting of stockholders, but in no event may a quorum consist of less than one-third (1/3) of the shares entitled to vote on such matter. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter will be the act of the stockholder. TriMedia's Bylaws state that any number of stockholders, together holding at least one-third (1/3) of the capital stock of the corporation issued and outstanding and entitled to vote, who are present in person or represented by proxy at any meeting duly called, constitute a quorum for the transaction of business. At all meetings of stockholders, all matters, except as otherwise provided by statute, will be determined by the affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the subject matter.

Proxies

     Under the SCBCA, a proxy is effective only for a period of eleven (11) months, unless otherwise provided in the proxy. The Company's Articles and Bylaws do not contain any additions to these statutory provisions.

     Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three (3) years, unless the proxy provides for a longer period. TriMedia's Certificate and Bylaws do not contain any additions to these statutory provisions.

Special Meetings Of Shareholders

     Under the SCBCA, a special meeting of shareholders may be called by a corporation's board of directors or any other person authorized to do so in the articles of incorporation or Bylaws. Special meetings may also be called on demand of at least 10% of all shares eligible to vote on the matter to be considered. Only business within the purpose of the special meeting notice may be conducted at such meeting. The Company's Articles and Bylaws do not provide any additions to these statutory provisions.

     The DGCL provides that special meetings of the stockholders of a corporation may be called by the corporation's board of directors or by such other persons as may be authorized in the corporation's certificate of incorporation or Bylaws. TriMedia's Bylaws provide that special meetings of stockholders for any purpose may be called at any time by the board of directors or by the chief executive officer, and will be called by the chief executive officer at the request of the holders of a majority of the outstanding shares of capital stock entitled to vote. Also, at a special meeting, no business will be transacted and no corporate action will be taken other than that stated in the notice of the meeting.

Vote On Extraordinary Corporate Transactions

     Under the SCBCA, and subject to certain exceptions (including those described in "Business Combination Restrictions"), the approval of a merger or share exchange, plan of liquidation or sale of all or substantially all of a corporation's assets other than in the regular course of business requires the recommendation of the corporation's board of directors and the affirmative vote of two-thirds (2/3) of the outstanding voting securities as of the Record Date and the affirmative vote of two-thirds (2/3) of each class of outstanding voting securities of all the shareholders eligible to vote thereon. The foregoing provisions apply to the Company. The Company's Articles and Bylaws do not contain any additions to these statutory provisions.

     The DGCL provides that, unless otherwise specified in a corporation's certificate of incorporation or unless the provisions of Delaware law relating to business combinations discussed below under "Business Combination Restrictions "are applicable, a sale or other disposition of all or substantially all of the corporation's assets, a merger or consolidation of the corporation with another corporation or a dissolution of the corporation requires the affirmative vote of the board of directors, except in certain limited circumstances, in addition to, with certain exceptions, the affirmative vote of a majority of the outstanding stock entitled to vote thereon. The foregoing provisions apply to TriMedia. TriMedia's Certificate does not contain any additions to these statutory provisions.

Inspection Of Documents

     Under the SCBCA, a shareholder is entitled to (i) inspect and copy the articles of incorporation, (ii) Bylaws, (iii) certain board and shareholder resolutions, (iv) certain written communications to shareholders, (v) a list of the names and business addresses of the corporation's directors and officers, and (vi) the corporation's most recent annual report during regular business hours, if the shareholder gives at least five (5) business days prior written notice to the corporation before the dated he or she wishes to inspect and copy. In addition, a shareholder of a South Carolina corporation is entitled to inspect and copy other books and records of the corporation during regular business hours if the shareholder gives at least five (5) business days prior written notice to the corporation and (i) the shareholder's demand is made in good faith and for a proper purpose, (ii) the demand describes with particularity its purpose and the records to be inspected and (iii) the requested records are directly connected with such purpose. The Company's Articles does not contain any additions to these statutory provisions.

     The DGCL allows any stockholder, upon written demand under oath stating the purpose thereof, the right during the usual hours for business to inspect for any proper purpose the corporation's (i) stock ledger, (ii) a list of its stockholders, and (iii) its other books and records, and to make copies or extracts therefrom. A proper purpose means a purpose reasonably related to such person's interest as a stockholder. If the corporation refuses to permit inspection sought by a stockholder or does not reply to the demand within five
(5) business days after the demand has been made, the stockholder may apply to a court for an order to compel inspection. TriMedia's Articles or Bylaws do not contain any additions to these statutory provisions.

Dividends

     The SCBCA permits a corporation's board of directors to make distributions to its shareholders as long as (i) the corporation is able to pay its debts as they become due in the ordinary course of business or (ii) its total assets are greater than the sum of its total liabilities plus the amount that would be necessary to satisfy the preferred shareholders upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. The Company's Bylaws provide that the Board of Directors may authorize and the Company may make distributions to its shareholders subject to restriction by the Company's Articles.

     Subject to any restrictions contained in a corporation's certificate of incorporation, the DGCL generally provides that a corporation may declare and pay dividends out of "surplus" (defined as the excess, if any, of net assets (total assets less total liabilities) over capital) or, when no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, except that dividends may not be paid out of net profits if the capital of the corporation is less than the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In accordance with the DGCL, "capital" is determined by the board of directors and will not be less than the aggregate par value of the outstanding capital stock of the corporation having par value.

     TriMedia's Certificate states that subject to any preferential rights granted for any series of preferred stock, the holders of shares of TriMedia Common Stock will be entitled to receive dividends, out of the funds of the corporation legally available therefor, at the rate and at the time or times, whether cumulative or noncumulative, as may be provided by the board of directors. The holders of shares of the preferred stock will be entitled to receive dividends to the extent provided in TriMedia's Certificate or by the board of directors in designating the particular series of preferred stock, and the holders of shares of TriMedia Common Stock will not be entitled to receive any dividends other than the dividends referred to in TriMedia's Certificate. TriMedia's Bylaws state that the board of directors has the power to fix and vary the amount to be set aside or reserved as working capital of the corporation or as reserves and, subject to the requirements of TriMedia's Certificate, to determine whether any part of the surplus or net profits of the corporation will be declared as dividends and paid to the stockholders as well as to fix the date or dates for such payment or dividends.

Indemnification Of Directors And Officers

     The SCBCA permits a corporation to indemnify any individual made a party to a proceeding, by the reason of the fact that he or she is or was an officer or director of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of the corporation or another entity, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. The SCBCA provides that a corporation may advance reasonable expenses incurred by a director who is a party to a proceeding in advance of a final disposition of the proceeding if (i) the director furnishes the corporation a written affirmation of his good faith belief that he has met the standard of conduct; (ii) the director furnishes the corporation a written undertaking, executed personally or on his behalf, to repay the advance if it is ultimately determined that he did not meet the standard of conduct and (iii) a determination is made that the facts then known to those making the determination would not preclude indemnification. The Company's Articles provide that the Company, to the fullest extent permitted by the SCBCA, shall indemnify any and all persons whom it shall have power to indemnify under the SCBCA from and against any and all expenses, liabilities or other matters referred to in or covered by the SCBCA, and indemnification provided for in the Company's Articles shall not be deemed exclusive of any other rights to which those indemnified may be entitled under the Bylaws, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his/her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, office, employee or agent, and shall inure to the benefit of the heir, executors and administrators of such a person.

     Under the DGCL, a corporation may indemnify any person made a party or threatened to be made a party to any type of proceeding (other than an action by or in the right of the corporation) because he is or was an officer, director, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or entity, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such proceeding: (i) if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and (ii) in the case of a criminal proceeding, he had no reasonable cause to believe that his conduct was unlawful. A corporation may indemnify any person made a party or threatened to be made a party to any threatened, pending or completed action or suit brought by or in the right of the corporation because he was an officer, director, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other entity, against expenses actually and reasonably incurred in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. There may be no such indemnification, however, if the person is found liable to the corporation unless, and only to the extent that, the court determines the person is entitled thereto. A corporation must also indemnify a present or former director or officer agent against expenses actually and reasonably incurred by him who successfully defends himself in a proceeding to which he was a party because he was a director or officer of the corporation. In addition, expenses incurred by an officer or director (or former director or officer, employee or agent as deemed appropriate by the board of directors) in defending a proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it will ultimately be determined that he is not entitled to be indemnified by the corporation. The Delaware law indemnification and expense advancement provisions are not exclusive of any other rights which may be granted by the Bylaws, a vote of stockholders or disinterested directors, agreement or otherwise. TriMedia's Certificate and Bylaws do not contain any additions to these statutory provisions.

Limitation Of Liability

     The SCBCA provides that a director is not personally liable for any action taken as a director, or failure to take any action, if he performed the duties of his office in good faith, with the care of an ordinarily prudent person in a like position would exercise under similar circumstances and in a manner he reasonable believes to be in the best interest of the corporation and its shareholders. The Company's Articles do not contain any additions to these statutory provisions

     The DGCL permits a corporation to adopt a provision in its certificate of incorporation (and such provision is included in TriMedia's Certificate) eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except that such provision will not limit the liability of a director for (i) any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) liability under
Section 174 of the DGCL for unlawful payment of dividends or stock purchases or redemptions, or (iv) any transaction from which the director derived an improper personal benefit. TriMedia's Certificate also adds the statement that if the DGCL is amended after the Effective Date of this article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation will be eliminated or limited to the fullest extent permitted by the DGCL as so amended. Furthermore, any repeal or modification of the foregoing limitation of director liability by the stockholders of the corporation will not adversely affect the right or protection of a director of the corporation existing at the time of such repeal or modification.

Preemptive Rights

     Under the SCBCA, shareholders of a corporation have preemptive rights to acquire the Company's unissued shares unless otherwise provided for in the articles of incorporation. The Company's Articles provide that no holder of any shares of the Company of any class have any preemptive right as such holder to purchase or subscriber for any additional issues of shares of the Company.

     The DGCL does not provide, except in limited instances, for preemptive rights to acquire a corporation's unissued stock. Such right may be expressly granted to the stockholders, however, in a corporation's certificate of incorporation. TriMedia's Certificate expressly states that no preemptive rights will exist with respect to shares of stock or securities convertible into shares of stock of TriMedia.

Special Redemption Provisions

     The SCBCA permits a corporation to acquire its own shares, and shares so acquired constitute authorized but unissued shares. The Company's Articles and Bylaws do not contain any additions to these statutory provisions.

     Under the DGCL, a corporation may purchase or redeem shares of any class of its capital stock, but subject generally to the availability of sufficient lawful funds therefor and provided that at all times, at the time of any such redemption, the corporation will have outstanding shares of one (1) or more classes or series of capital stock which have full voting rights that are not subject to redemption. TriMedia's Certificate does not contain any additions to these statutory provisions.

Shareholder Suits

     Under the SCBCA, derivative suits may be maintained on behalf of South Carolina corporations in federal and state court in accordance with the applicable rules of civil procedure.

     Under the DGCL, a stockholder may institute a lawsuit against one or more directors, either on his own behalf or derivatively on behalf of the corporation. An individual stockholder may also commence a lawsuit on behalf of himself and other similarly situated stockholders when the requirements for maintaining a class action under Delaware law have been met. TriMedia's Certificate and Bylaws do not contain any additions to these statutory provisions.

Business Combination Restrictions

     The SCBCA provides that the affirmative vote of two-thirds (2/3) of the outstanding voting securities as of the Record Date and the affirmative vote of two-thirds (2/3) of each voting class of outstanding voting securities, other than the shares beneficially owned by an Interested Stockholder (as defined below), would be required to effectuate certain transactions, including without limitation (i) a merger or consolidation, (ii) certain sales of assets, (iii) certain sales of shares, (iv) liquidation or dissolution of the corporation, (v) reclassification or recapitalization of securities or (vi) any loans or other financial assistance where an Invested Shareholder would benefit directly or indirectly involving a corporation and an Interested Stockholder (an "Affiliated Transaction"). An "Interested Stockholder" is defined as the beneficial owner of more than 10% of the voting shares outstanding. The foregoing special voting requirement is in addition to the vote required by any other provision of the SCBCA.

     The special voting requirement does not apply in any of the following circumstances: (i) the Affiliated Transaction is approved by a majority of the corporation's disinterested directors; (ii) the Interested Stockholder has owned at least 80% of the corporation's voting stock for five (5) years preceding the announcement of the event; (iii) the Interested Stockholder owns more than 90% of the corporation's voting shares; (iv) the corporation has not had more than 300 shareholders of record at any time during the three (3) years preceding the announcement of the event; (v) the corporation is an investment company registered under the Investment Company Act of 1940; or (vi) all of the following conditions are met: (a) the cash and fair market value of other consideration to be paid per share to all holders of voting shares equals the highest per share price as determined by statute; (b) the consideration to be paid in the Affiliated Transaction is in the same form as previously paid by the Interested Stockholder (or certain alternative benchmarks if higher); (c) during the portion of the three (3) years proceeding the announcement date that the Interested Stockholder has been an Interested Stockholder, except as approved by a majority of the disinterested directors, there will have been no default in payment of any full periodic dividends, no decrease in common stock dividends, and no increase in the voting shares owned by the Interested Stockholder, (d) during such three (3) year period no benefit to the Interested Stockholder in the form of loans, guaranties or other financial assistance or tax advantages has been provided by the corporation, and (e) unless approved by a majority of the disinterested directors, a proxy will have been mailed to holders of voting shares at least 25 days prior to the consummation of the Affiliated Transaction.

     The Company's Articles do not contain any additions to these statutory provisions.

     In general, the DGCL prevents an "Interested Stockholder" (defined generally as a person with 15% or more of a corporation's outstanding voting stock, with the exception of any person who owned and has continued to own shares in excess of the 15% limitation since December 23, 1987 or acquired the shares from an interested stockholder, by gift, inheritance or in a transaction where no consideration was exchanged) from engaging in a Business Combination with a Delaware corporation for three (3) years following the date such person became an Interested Stockholder. The term "Business Combination" includes mergers or consolidations with an Interested Stockholder and certain other transactions with an Interested Stockholder, including, without limitation: (i) any merger or consolidation of the corporation or any direct or indirect majority-owned subsidiary of the corporation with the Interested Stockholder or with any other entity if the merger or consolidation is caused by the Interested Stockholder; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) except proportionately as a stockholder of such corporation, to or with the Interested Stockholder, whether as part of a dissolution or otherwise, of assets having an aggregate market value equal to 10% or more of the aggregate market value of all assets of the corporation or of certain subsidiaries thereof determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; (iii) any transaction which results in the issuance or transfer by the corporation or by certain subsidiaries thereof of stock of the corporation or such subsidiary to the Interested Stockholder, except pursuant to certain transfers in a conversion or exchange or pro rata distribution to all stockholders of the corporation or certain other transactions, none of which increase the Interested Stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock; (iv) any transaction involving the corporation or certain subsidiaries thereof which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into stock of the corporation or any subsidiary which is owned by the Interested Stockholder except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused directly or indirectly by the Interested Stockholder; or (v) any receipt by the Interested Stockholder of the benefit (except proportionately as a stockholder of such corporation) of any loans, advances, guarantees, pledges, or other financial benefits provided by or through the corporation or certain subsidiaries.

     The three (3) year moratorium may be avoided if: (i) before such person became an Interested Stockholder, the board of directors of the corporation approved either the Business Combination or the transaction in which the Interested Stockholder became an Interested Stockholder, or (ii) upon consummation of the transaction which resulted in the stockholder becoming an Interested Stockholder, the Interested Stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares owned by directors who are also officers of the corporation and by employee stock ownership plans that do not provide employees with the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer); or (iii) at or subsequent to such time the Business Combination is approved by the board of directors of the corporation and authorized at an annual or special meeting of stockholders (not by written consent) by the affirmative vote of the stockholders of at least 66 2/3% of the outstanding voting stock of the corporation not owned by the Interested Stockholder.

     The Business Combination restrictions described above do not apply if, among other things: (i) the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by the statute; (ii) the corporation by action by the holders of a majority of the voting stock of the corporation approves an amendment to its certificate of incorporation or Bylaws expressly electing not to be governed by the statute (effective twelve
(12) months after the amendment's adoption), which amendment will not be applicable to any business combination with a person who was an Interested Stockholder at or prior to the time of the amendment; or (iii) the corporation does not have a class of voting stock that is (a) listed on a national securities exchange, (b) authorized for quotation on Nasdaq or other market; or
(c) held of record by more than 2,000 stockholders. The statute also does not apply to certain Business Combinations with an Interested Stockholder when such combination is proposed after the public announcement of, and before the consummation or abandonment of, a merger or consolidation, a sale or other disposition of 50% or more of the aggregate market value of the assets of the corporation on a consolidated basis or the aggregate market value of all outstanding shares of the corporation, or a tender or exchange offer for 50% or more of the outstanding voting shares of the corporation, if the triggering transaction is with or by a person who either was not an Interested Stockholder during the previous three (3) years or who became an Interested Stockholder with Board of Director approval, and if the transaction is approved or not opposed by a majority of the current directors who were also directors prior to any person becoming an Interested Stockholder during the previous three (3) years.

     TriMedia is subject to the Business Combination restrictions described above, and TriMedia's Certificate does not contain a provision electing not to be governed by the Business Combination restrictions.

                            FEDERAL TAX CONSEQUENCES

     The following discussion summarizes the material anticipated United States federal income tax consequences relevant to the exchange of the Company Common Stock for TriMedia Common Stock pursuant to the merger. This discussion is based on currently existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed Treasury Regulations thereunder and current administrative rulings and court decisions, all of which are subject to change and differing interpretation. Any such change, which may or may not be retroactive, could alter the United States federal income tax consequences to the Company, TriMedia and shareholders of the Company as described herein.

     The Company's shareholders should be aware that this discussion does not deal with all United States federal income tax considerations that may be relevant to particular Company shareholders in light of their particular circumstances, such as shareholders who are dealers in securities, banks or other financial institutions, insurance companies, mutual funds or tax exempt organizations, shareholders who are subject to the alternative minimum tax provisions of the Code, who are foreign persons (i.e., persons other than (i) citizens or individual residents of the United States, (ii) corporations or partnerships created or organized in or under the laws of the United States or of any political subdivision thereof, (iii) estates whose income is taxable in the United States irrespective of source and (iv) trusts subject to the primary supervision of a court within the United States and control of a United States fiduciary as described Section 7701(a)(30) of the Code), who do not hold their Company Common Stock as capital assets within the meaning of Section 1221 of the Code, who acquired their Company Common Stock in connection with stock option or stock purchase plans or in other compensatory transactions or who hold their Company Common Stock as part of a hedging, straddle, conversion or other risk reduction transaction. Also, the following discussion does not address the tax consequences under Sections 1045 and 1202 of the Code with respect to shares of "qualified small business stock" (within the meaning of Section 1202 of the Code) or under Section 1244 of the Code with respect to shares of "section 1244 stock" (within the meaning of Section 1244 of the Code). In addition, the following discussion does not address the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the merger (whether or not any such transactions are undertaken in connection with the merger), including without limitation any exercise of any Company stock option or any transaction in which shares of the Company or TriMedia capital stock are acquired or shares of TriMedia capital stock are disposed of. Nor does the following discussion address the United States federal income tax consequences of the merger to holders of Company stock options, stock warrants or debt instruments. The following discussion does not address the tax consequences of the merger under foreign, state or local tax laws. ACCORDINGLY, HOLDERS OF THE COMPANY COMMON STOCK AND COMPANY SERIES A CONVERTIBLE PREFERRED STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES.

     The merger is intended to qualify as a "reorganization" under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming the merger qualifies as a reorganization for purposes of the Code, then, subject to the assumptions, limitations and qualifications referred to herein, the merger will result in the following United States federal income tax consequences:

- No gain or loss will be recognized for United States federal income tax purposes by holders of the Company Common Stock or Company Series A Convertible Preferred Stock who exchange their Company Common Stock or Company Series A Convertible Preferred Stock solely for TriMedia Common Stock or TriMedia Series A Convertible Preferred Stock in the merger.

- The aggregate tax basis of the TriMedia Common Stock or TriMedia Series A Convertible Preferred Stock received by a holder of the Company Common Stock or Company Series A Convertible Preferred Stock in the merger will be the same as aggregate tax basis of the Company Common Stock or Company Series A Convertible Preferred Stock surrendered in the merger.

- The holding period of the TriMedia Common Stock or TriMedia Series A Convertible Preferred Stock received by a holder of the Company Common Stock or Company Series A Convertible Preferred Stock in the merger will include the for which the Company Common Stock or Company Series A Convertible Preferred Stock surrendered therefor in the was held.

- A holder of the Company Common Stock or Company Series A Convertible Preferred Stock who exercises dissenters' rights is paid solely cash with respect to all of his Company Common Stock generally will recognize capital gain or loss measured by the between the amount of cash received and the tax basis of shares of the Company Common Stock. Such capital gain or loss will be long-term capital gain or loss if the shares of the Company Stock exchanged by such dissenting shareholder have been held for more than one year. Notwithstanding the foregoing, the amount of cash received in certain instances may be treated as ordinary dividend income under the rules of Sections 302 and 318 of the Code. Holders of the Company Common Stock who dissent from the merger and are paid cash for their shares of the Company Common Stock are urged to consult their own tax advisors regarding the potential application of these rules. Any amount received pursuant to the exercise of dissenters' rights which is treated as interest will be taxable as ordinary income.

- The Company and TriMedia will not recognize any gain or loss solely as a result of the merger.

     Holders of the Company Common Stock or Company Series A Convertible Preferred Stock will also be required to file certain information with their United States federal income tax returns and to retain certain records with regard to the merger.

     No ruling has been or will be obtained from the IRS in connection with the merger. A successful challenge by the IRS to the qualification of the merger as a "reorganization" within the meaning of Section 368(a) of the Code would result in holders of the Company Common Stock or Company Series A Convertible Preferred Stock recognizing a taxable gain or loss for each share of the Company Common Stock surrendered, equal to the difference between the shareholder's basis in that share and the fair market value, as of the Effective Date of the merger, of the TriMedia Common Stock or TriMedia Series A Convertible Preferred Stock received in exchange for the Company share. This gain or loss would generally be treated as capital gain or loss for each Company shareholder. In that event, a holder of the Company Common Stock or Company Series A Convertible Preferred Stock would have an aggregate basis in TriMedia Common Stock or TriMedia Series A Convertible Preferred Stock received equal to its fair market value at the Effective Date of the merger and the holding period for such TriMedia Common Stock or TriMedia Series A Convertible Preferred Stock would begin on the day after the Effective Date of the merger. In addition, in the event that the merger does not qualify as a reorganization, the Company would be treated as selling all of its assets to TriMedia in a fully taxable transaction and the Company would recognize taxable gain or loss on such sale.

     Amounts received by certain noncorporate shareholders of the Company may be subject to backup withholding at a rate of 31%. However, backup withholding will not apply to a shareholder who either (i) furnishes a correct taxpayer identification number and certifies that he or she is not subject to backup withholding by completing the substitute Form W-9 that will be included as part of the transmittal letter, or (ii) otherwise proves to TriMedia and its exchange agent that the shareholder is exempt from backup withholding.

     THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. THUS, HOLDERS OF THE COMPANY COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING TAX RETURN REPORTING REQUIREMENTS, THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER APPLICABLE TAX LAWS AND THE EFFECT OF ANY PROPOSED CHANGES IN THE LAW.


                           SECURITIES ACT CONSEQUENCES

     The shares of TriMedia's Common Stock or TriMedia Series A Preferred Stock to be issued in exchange for shares of the Company's Common Stock or shares of the Company's Series A Convertible Preferred Stock are not being registered under the Securities Act of 1933, as amended (the "Securities Act"). In that regard, the Company is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act, and on interpretations of the Rule by the Securities and Exchange Commission (the "SEC") which indicate that the making of certain changes in the surviving corporation's charter documents which could otherwise be made only with the approval of the shareholders of either corporation does not render Rule 145(a)(2) inapplicable.

     After the merger, TriMedia will be a publicly held company, TriMedia Common Stock will be eligible for quotation on the NASD Over-the-Counter Bulletin Board, and TriMedia will file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that the Company has previously filed and provided. Shareholders whose Company Common Stock is freely tradeable before the merger will have freely tradeable shares of TriMedia's Common Stock. Shareholders holding restricted shares of the Company's Common Stock or the Company's Series A Convertible Preferred Stock will have shares of TriMedia Common Stock or TriMedia Series A Preferred Stock which are subject to the same restrictions on transfer as those to which their present shares of the Company's Common Stock or the Company's Series A Convertible Preferred Stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of TriMedia's Common Stock or TriMedia Series A Preferred Stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, shareholders will be deemed to have acquired their shares of TriMedia's Common Stock or TriMedia's Series A Preferred Stock on the date they acquired their shares of the Company's Common Stock or the Company's Series A Convertible Preferred Stock. In summary, TriMedia and its stockholders will be in the same respective positions under the federal securities laws after the merger as were the Company and the shareholders prior to the merger.

                               DISSENTERS' RIGHTS

     Chapter 13 ("DISSENTERS' RIGHTS") of the SCBCA provide dissenters' rights to shareholders of South Carolina corporations in certain situations. Holders of record of Company Common Stock who comply with applicable statutory procedures summarized herein may be entitled to dissenters' rights under the Dissenters' Rights in connection with the Reincorporation proposal, because the Reincorporation must be effected through a merger or a sale of substantially all of the property of the corporation other than in the usual and regular course of business and none of the exceptions to dissenter rights set forth in the SCBCA are applicable. If holders of a material number of shares exercise dissenters' rights, the Board of Directors anticipates that it will likely abandon the Reincorporation.

     A person having a beneficial interest in shares of Company Common Stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect dissenters' rights.

     The following discussion is not a complete statement of the law pertaining to dissenters' rights under the SCBCA and is qualified in its entirety by the full text of Dissenters' Rights, which are reprinted in their entirety as EXHIBIT D TO THIS PROXY STATEMENT. All references in the Dissenters' Rights and in this summary to a "shareholder" or "holder" are to the record holder of the shares of Company Common Stock as to which dissenters' rights may be asserted.

     Under Dissenters' Rights, where a proposed merger or sale is to be submitted for approval at a meeting of shareholders, the corporation must notify each of its shareholders as of the record date for such meeting of the availability of dissenters' rights with respect to his or her shares of Company Common Stock, and must include in such notice a copy of the Dissenters' Rights and the materials, if any, that under the Dissenters' Rights are required to be given to the shareholders entitled to vote on the proposed merger or sale at the meeting.

     This Proxy Statement constitutes such notice to the holders of Dissenting Shares (as defined below) and the applicable statutory provisions of the SCBCA are attached to this Proxy Statement as Exhibit D. Any shareholder who wishes to assert such dissenters' right or who wishes to preserve his or her right to do so should review the following discussion carefully, because failure to timely and properly comply with the procedures specified will result in the loss of dissenter's rights under the SCBCA.

     If the Reincorporation, is approved by the required vote of the Company's shareholders and is not abandoned or terminated, each holder of shares of Company Common Stock who does not vote in favor of the Reincorporation and who follows the procedures set forth in the Dissenters' Rights Provisions will be entitled to have his or her shares of Company Common Stock purchased by the Company or TriMedia for cash at their Fair Value (as defined below). The "Fair Value" of shares of Company Common Stock will be determined as of the day before consummation of the merger by which the Reincorporation will be consummated, excluding any appreciation or depreciation in anticipation of the proposed Reincorporation. The shares of Company Common Stock with respect to which holders have perfected their purchase demand in accordance with the Dissenters' Rights Provisions and have not effectively withdrawn or lost such rights are referred to in this Proxy Statement as the "Dissenting Shares."

     Under the Dissenters' Rights, a holder of Dissenting Shares wishing to exercise dissenters' rights must deliver to the Company, prior to the vote on the proposed Reincorporation at the Annual Meeting a properly executed written notice of intent to demand payment for shares if the proposed Reincorporation is effectuated. The dissenting shareholder may not vote in favor of the Reincorporation.

     Under the Dissenters' Rights, a shareholder who wishes to assert his dissenters' rights if the proposed Reincorporation is approved, must cause the Company to receive written notice of his intent to demand payment for shares prior to the vote taken to approve the proposal at the Annual Meeting. Within ten (10) days after approval of the Reincorporation, the Company (or TriMedia) must mail a notice of such approval (the "Approval Notice") to all shareholders who filed a notice of intent to demand payment for their shares under the Dissenters' Rights Provisions.

     Within 10 days after such corporate action is effected, whichever is later, the Company, or TriMedia, shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the Company, or TriMedia estimates to be the fair value for such shares. If the Company, or TriMedia, fails to make such offer within the period specified in the Dissenters' Rights Provisions or if it makes the offer and any dissenting shareholder fails to accept the offer within the period of 30 days thereafter, the Company, or TriMedia, may file an action in any court of competent jurisdiction in South Carolina in the county in which the registered office is located requesting that the fair value of the shares be determined.

     Failure to follow the steps required by the Dissenters' Rights as described above for perfecting dissenters' rights may result in the loss of such rights. If, after the Effective Time, a holder of Dissenting Shares has failed to perfect or has effectively withdrawn or lost his or her right to payment, such holder's shares will be deemed to have been converted into and to have become exchangeable for, at the Effective Time, the right to receive a corresponding number of shares of TriMedia Common Stock.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE MERGER OF THE COMPANY INTO ITS WHOLLY-OWNED SUBSIDIARY, TRIMEDIA ENTERTAINMENT GROUP, INC., A DELAWARE CORPORATION, FOR THE PURPOSE OF CHANGING THE COMPANY'S STATE OF INCORPORATION FROM SOUTH CAROLINA TO DELAWARE. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THIS AMENDMENT TO THE ARTICLES OF INCORPORATION UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                             ADDITIONAL INFORMATION

     US Patriot will furnish without charge to any stockholder, upon written or oral request, any documents filed by US Patriot pursuant to the Securities Exchange Act. Requests for such documents should be addressed to US Patriot, 101 Charles Drive, Bryn Mawr, PA 19010. Documents filed by US Patriot pursuant to the Securities Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission's Electronic Data Gathering Analysis and
Retrieval System, which is publicly available through the Securities and Exchange Commission's web site (http://www.sec.gov).

                                  OTHER MATTERS

     The Board of Directors knows of no business which will be presented for consideration at the Special Meeting other than that shown above. However, if any business shall properly come before the Special Meeting, the persons named in the enclosed proxy or their substitutes will vote the proxy in respect of any such business in accordance with their best judgment pursuant to the discretionary authority conferred thereby.

November 4, 2002

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

================================================================================

                                US PATRIOT, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
               SPECIAL MEETING OF STOCKHOLDERS - NOVEMBER 18, 2002
               ---------------------------------------------------


The undersigned stockholder of US PATRIOT, INC. ("US PATRIOT"), revoking all previous proxies, hereby constitutes and appoints Christopher Schwartz, acting individually, as the agent and proxy of the undersigned, with full power of substitution in each, for and in the name and stead of the undersigned, to attend the Special Meeting of Stockholders of US Patriot to be held on November 18, 2002 at 11:00 A.M., local time, at US Patriot's executive offices, 101 Charles Drive, Bryn Mawr, Pennsylvania 19010, and to vote all shares of Common Stock of US Patriot which the undersigned would be entitled to vote if personally present at the Special Meeting, and at any adjournment or postponement thereof; provided, that said proxies are authorized and directed to vote as indicated with respect to the matters set forth on the reverse side hereof:

This Proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE MERGER OF THE COMPANY INTO ITS WHOLLY-OWNED SUBSIDIARY, TRIMEDIA ENTERTAINMENT GROUP, INC., A DELAWARE CORPORATION, FOR THE PURPOSE OF CHANGING THE COMPANY'S STATE OF INCORPORATION FROM SOUTH CAROLINA TO DELAWARE. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the Special Meeting or any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said agents and proxies may do by virtue hereof and hereby confirms that this Proxy shall be valid and may be voted whether or not the stockholder's name is signed as set forth below or a seal is affixed or the description, authority or capacity of the person signing is given or other defect of signature exists.

 (Continued  on  the  reverse  side.)
-------------------------------------
================================================================================

1. To approve the proposed merger of the Company into it wholly-owned subsidiary, TriMedia Entertainment Group, Inc., a Delaware corporation, for the purpose of changing the Company's state of incorporation from South Carolina to Delaware.

      [ ] FOR        [ ] AGAINST      [ ] ABSTAIN



In their discretion, the proxies will vote on such other business as may properly come before the Special Meeting.

[ ]  Please check here if you plan to  attend the Special Meeting in person.

NOTE: PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.
Please sign this Proxy exactly as name(s) appear in address below. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. Corporations please sign with full corporate name by a duly authorized officer and affix the corporate seal.

_____________________________________

_____________________________________
Signature(s)                 Date

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

     This AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is made as of this ___ day of ___________, 2002, by and between US Patriot, Inc., a South Carolina corporation (the "Parent") and TriMedia Entertainment Group, Inc., a Delaware corporation (the "Subsidiary").

                                    RECITALS:

     WHEREAS, the Parent is a corporation organized and existing under the laws of the State of South Carolina;

     WHEREAS, the Subsidiary is a corporation organized and existing under the laws of the State of Delaware and is a wholly-owned subsidiary of the Parent;

     WHEREAS, the parties hereto desire that the Parent merge with and into the Subsidiary and that the Subsidiary shall continue as the surviving corporation in such merger, which is intended to qualify as a tax-free reorganization under
Section 368(a)(1)(F) or 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended, upon the terms and subject to the conditions herein set forth and in accordance with the laws of the State of South Carolina and the laws of the State of Delaware (the "Merger").

NOW THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I

                          PRINCIPAL TERMS OF THE MERGER

     Section 1.1 Merger of Parent into Subsidiary. At the Effective Time of the Merger (as defined in Section 1.2 hereof), the Parent shall merge with and into the Subsidiary in accordance with the South Carolina Business Corporation Act (the "SCBCA") and the Delaware General Corporation Law (the "DGCL"). The separate existence of the Parent shall thereupon cease and the Subsidiary shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Delaware.

     Section 1.2 Effective Time of the Merger. The Merger shall become effective as of the date and time (the "Effective Time of the Merger") the following actions are completed: (a) appropriate articles of merger are filed with the Secretary of State of the State of South Carolina, and a certificate of merger is issued by the Secretary of State of the State of South Carolina in accordance with the SCBCA and (b) an appropriate certificate of merger is filed with the Secretary of the State of Delaware in accordance with the DGCL.

     Section 1.3 Effects of the Merger. At the Effective Time of the Merger, the Merger shall have the effects specified in the SCBCA, the DGCL and this Merger Agreement.

     Section 1.4 Certificate of Incorporation and Bylaws. At the Effective Time of the Merger, the Certificate of Incorporation and bylaws of the Subsidiary, as in effect immediately prior to the Effective Time of the Merger, shall become the Certificate of Incorporation and bylaws of the Surviving Corporation until duly amended in accordance with their terms and as provided by the DGCL.

     Section 1.5 Directors and Officers. At the Effective Time of the Merger, the directors and officers of the Subsidiary in office at the Effective Time of the Merger shall become the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and qualified.

     Section 1.6 Shareholders' Dissenters Rights. The Shareholders of the Parent are entitled to dissenters' rights under Chapter 13 of the SCBCA. In the event that shareholders collectively owning more than one percent (1%) of the shares of the Parent exercise his, her or its dissenters' rights, the Parent's board of directors may abandon the Merger in its sole discretion.

                                   ARTICLE II

                        CONVERSION AND EXCHANGE OF STOCK

     Section 2.1 Conversion. At the Effective Time of the Merger, each of the following transactions shall be deemed to occur simultaneously:

     (a) Each share of the Parent's common stock, no par value (the "Parent's Common Stock") issued and outstanding, immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and nonassessable share of the Surviving Corporation's common stock, par value $0.0001 per share (the "Surviving Corporation's Common Stock").

     (b) Each share of the Parent's Series A Preferred Stock, no par value (the "Parent's Series A Preferred Stock") issued and outstanding, immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and nonassessable share of the Surviving Corporation's Series A Preferred Stock, par value $0.0001 per share (the "Surviving Corporation's Series A Preferred Stock").

     (c) Each option to purchase shares of the Parent's Common Stock outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase, upon the same terms and conditions, the number of shares of the Surviving Corporation's Common Stock, which is equal to the number of shares of the Parent's Common Stock that the optionee would have received had the optionee exercised such option in full immediately prior to the Effective Time of the Merger (whether or not such option was then exercisable) and the exercise price per share under each of said options shall be equal to the exercise price per share thereunder immediately prior to the Effective Time of the Merger, unless otherwise provided in the instrument granting such option.

     (d) Each warrant to purchase shares of the Parent's Common Stock outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a warrant to purchase, upon the same terms and conditions, the number of shares of the Surviving Corporation's Common Stock which is equal to the number of shares of the Parent's Common Stock that the warrant holder would have received had the warrant holder exercised such warrant in full immediately prior to the Effective Time of the Merger (whether or not such warrant was then exercisable) and the exercise price per share under each of said warrants shall be equal to the exercise price per share thereunder immediately prior to the Effective Time of the Merger, unless otherwise provided in the instrument granting such warrant.

     (e) Each share of the Subsidiary's Common Stock issued and outstanding immediately prior to the Effective Time of the Merger and held by the Parent shall be canceled without any consideration being issued or paid therefor.

     Section 2.2  Exchange.

     (a) After the Effective Time of the Merger, each certificate theretofore representing issued and outstanding shares of the Parent's Common Stock shall represent one share of the Surviving Corporation's Common Stock.

     (b) At any time on or after the Effective Time of the Merger, each holder of an outstanding certificate theretofore representing the Parent's Common Stock will be requested to surrender such certificate to StockTrans, Inc. as the exchange agent (the "Exchange Agent"). As soon as practicable after the surrender to the Exchange Agent of any certificate which prior to the Merger represented shares of the Parent's Common Stock, together with a duly executed transmittal letter and any other documents the Exchange Agent may specify, the Exchange Agent shall deliver to the person in whose name such certificate has been issued certificates registered in the name of such person representing the number of full shares of the Surviving Corporation's Stock into which the shares of the Parent's Common Stock previously represented by the surrendered certificate shall have been reclassified.

                                   ARTICLE III

                EMPLOYEE BENEFIT AND INCENTIVE COMPENSATION PLANS

     At the Effective Time of the Merger, each employee benefit plan, incentive compensation plan and other similar plans to which the Parent is then a party shall be assumed by, and continue to be the plan of, the Surviving Corporation. To the extent any employee benefit plan, incentive compensation plan or other similar plan of the Parent provides for the issuance or purchase of, or otherwise relates to, the Parent's Common Stock, after the Effective Time of the Merger such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the Surviving Corporation's Common Stock.

                                   ARTICLE IV

                                   CONDITIONS

     Consummation of the Merger is subject to the satisfaction at or prior to the Effective Time of the Merger of the following conditions:

     Section 4.1 Shareholder Approval. This Merger Agreement and the Merger shall have been adopted and approved by the affirmative vote of (i) a two-thirds majority of the votes entitled to be cast by all shareholders of the Parent and
(ii) a two-thirds majority of each class of capital stock entitled to vote on the Record Date fixed for determining the shareholders of the Parent entitled to vote thereon. This Agreement and the Merger shall also have been adopted and approved by the Parent as the holder of all the outstanding shares of the Subsidiary's Common Stock prior to the Effective Time of the Merger.

     Section 4.2 Third Party Consents. The Parent shall have received all required consents to and approvals of the Merger.

                                    ARTICLE V

                                  MISCELLANEOUS

     Section 5.1 Amendment. This Merger Agreement may be amended, modified or supplemented in whole or in part, at any time prior to the Effective Time of the Merger with the mutual consent of the boards of directors of the parties hereto; provided, however, that the Merger Agreement may not be amended after it has been adopted by the shareholders of the Parent in any manner which, in the judgment of the board of directors of the Parent, would have a material adverse effect on the rights of such shareholders or in any manner not permitted under applicable law.

     Section 5.2 Termination. This Merger Agreement may be terminated or abandoned by the parties hereto at any time prior to the filing of the certificate of merger notwithstanding approval of this Merger Agreement by the shareholders of either or both of the Parent or the Subsidiary.

     Section 5.3 Necessary Actions, etc. If at any date after the Effective Time of the Merger, the Surviving Corporation shall consider that any assignments, transfers, deeds or other assurances in law are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to any property or rights of the Parent, the Parent and its officers and directors at the Effective Time of the Merger shall execute and deliver such documents and do all things necessary and proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation, and the officers and directors of the Surviving Corporation are fully authorized in the name of the Parent or otherwise to take any and all such action.

     Section 5.4 Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument.

     Section 5.5 Descriptive Headings. The descriptive headings are for convenience of reference only and shall not control or affect the meaning or construction of any provision of this Merger Agreement.

     Section 5.6 Governing Law. This Merger Agreement shall be construed in accordance with the laws of the State of Delaware, except to the extent the laws of the State of South Carolina shall mandatorily apply to the Merger.





     IN WITNESS WHEREOF, the undersigned officers of each of the parties to this Merger Agreement, pursuant to authority duly given by their respective boards of directors, have caused this Merger Agreement to be duly executed on the date set forth above.


US  PATRIOT,  INC.


By:  ______________________________
     Christopher  Schwartz
     Chief  Executive  Officer,  President  and  Secretary


TRIMEDIA  ENTERTAINMENT  GROUP,  INC.


By:   ______________________________
     Christopher  Schwartz
     Chief  Executive  Officer,  President  and  Secretary

                                  CERTIFICATES

     The undersigned, Secretary of TriMedia Entertainment Group, Inc. a Delaware corporation, hereby certifies, pursuant to Section 252(c) of the General Corporation Law of the State of Delaware, that the foregoing Agreement and Plan of Merger to which this Certificate is attached, after having been first duly signed on behalf of TriMedia Entertainment Group, Inc. by its Chief Executive Officer and attested to by its Secretary, was duly submitted to the stockholders of TriMedia Entertainment Group, Inc. for the purpose of considering and acting upon said Agreement and Plan of Merger, on the ____ day of ___________, 2002, and at said meeting said Agreement and Plan of Merger was adopted by the sole stockholder of TriMedia Entertainment Group, Inc., in accordance with the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate on the _____ day of _______________, 2002.

                                   ______________________________
                                   Christopher Schwartz, Secretary

     The undersigned, Secretary of US Patriot, Inc., a South Carolina corporation, hereby certifies, pursuant to Section 33-11-103 of the South Carolina Statutes, that the foregoing Agreement and Plan of Merger to which this Certificate is attached, after having been first duly signed on behalf of US Patriot, Inc. by its President and attested to by its Secretary, was duly submitted to the shareholders of US Patriot, Inc. at a meeting thereof called for the purpose of considering and acting upon said Agreement and Plan of Merger, held after due notice on the _____ day of __________, 2002, and that at said meeting said Agreement and Plan of Merger was adopted by the shareholders of US Patriot, Inc. in accordance with the South Carolina Business Corporation Act of 1988.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate on the ____ day of ____________, 2002.

                                   _______________________________
                                   Christopher Schwartz, Secretary

                                                                       EXHIBIT B

                          CERTIFICATE OF INCORPORATION

                                       OF

                       TRIMEDIA ENTERTAINMENT GROUP, INC.



     1.     The  name of the Corporation is:  TriMedia Entertainment Group, Inc.

     2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     3. The nature of the business or purposes to be conducted or promoted is:

To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     4. The total number of shares of stock which the Corporation shall have authority to issue is: one hundred ten million shares (110,000,000) of which one hundred million (100,000,000) shall be common stock, with a par value of $0.001 per share and ten million shares (10,000,000) of preferred stock, with a par value of $0.001 per share, and the voting powers, designations, preferences and relative participating, optional or other special qualifications, limitations or restrictions thereof are set forth hereinafter:

(a) The Preferred Stock may be issued in one or more series, each of which shall be distinctively designated, shall rank equally and shall be identified in all respects except as otherwise provided in subsection (b) of this Section 4.

(b) Authority is hereby vested in the Board of Directors to issue from time to time the Preferred Stock of any series and to state in the resolution or resolutions providing for the issuance of shares of any series the voting powers, if any, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of such series to the full extent now or hereafter permitted by the law of the State of Delaware in respect of the matters set forth in the following clauses (i) to (viii) inclusive:

     (i) the number of shares to constitute such series, and the distinctive designations thereof;

     (ii) the voting powers, full or limited, if any, of such series;

     (iii) the rate of dividends payable on shares of such series, the conditions on which and the times when such dividends are payable, the preference to, or the relation to, the payment of the dividends payable on any other class, classes or series of stock, whether cumulative or non-cumulative and, if cumulative, the date from which dividends on shares of such series shall be cumulative;

     (iv) the redemption price or prices, if any, and the terms and conditions on which shares of such series shall be redeemable;

     (v) the requirement of any sinking fund or funds to be applied to the purchase or redemption of shares of such series and, if so, the amount of such fund or funds and the manner of application;

     (vi) the rights of shares of such series upon the liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation;

     (vii) the rights, if any, of the holders of shares of such series to convert such shares into, or to exchange such shares for, shares of any other class, classes or series of stock and the price or prices or the rates of exchange and the adjustments at which such shares shall be convertible or exchangeable, and any other terms and conditions of such conversion or exchange; and

     (viii) any other preferences and relative, participating, optional or other special rights of shares of such series, and qualifications, limitations or restrictions including, without limitation, any restriction on an increase in the number of shares of any series theretofore authorized and any qualifications, limitations or restrictions of rights or powers to which shares of any future series shall be subject.

     (c) The number of authorized shares of Preferred Stock may be increased or decreased by the affirmative vote of the holders of a majority of the votes of all classes of voting securities of the Corporation without a class vote of the Preferred Stock, or any series thereof, except as otherwise provided in the resolution or resolutions fixing the voting rights of any series of the Preferred Stock.

     5.     The  name  and  mailing  address  of the incorporator is as follows:

  Amanda J. Masucci, Esquire c/o Klehr Harrison Harvey Branzburg & Ellers, LLP
  ----------------------------------------------------------------------------
                   at 260 S. Broad St., Philadelphia, PA 19102
                   -------------------------------------------

     6.     The  Corporation  is  to  have  perpetual  existence.

     7. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

     8. Elections of Directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

     9. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     10. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

     11. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder hereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 16th day of October, 2002.


                                   ___________________________________
                                   Amanda  J.  Masucci,  Incorporator

                            CERTIFICATE OF AMENDMENT
                                       OF
                           CERTIFICATE OF INCORPORATION
                            BEFORE PAYMENT OF CAPITAL

                                        OF

                       TRIMEDIA ENTERTAINMENT GROUP, INC.

     I, the undersigned, being the sole incorporator of TriMedia Entertainment Group, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DO HEREBY CERTIFY:

FIRST: That Article Fourth of the Certificate of Incorporation be and it hereby is amended to read in its entirety as follows:

     "4.     The total number of shares of stock which the Corporation shall have authority to issue is: one hundred twenty million shares (120,000,000) of which one hundred million (100,000,000) shall be common stock, with a par value of $0.0001 per share and twenty million shares (20,000,000) of preferred stock, with a par value of $0.0001 per share, and the voting powers, designations, preferences and relative participating, optional or other special qualifications, limitations or restrictions thereof set forth hereinafter:

     (a) The Preferred Stock may be issued in one or more series, each of which shall be distinctively designated, shall rank equally and shall be identified in all respects except as otherwise provided in subsection (b) of this Section 4.

     (b) Authority is hereby vested in the Board of Directors to issue from time to time the Preferred Stock of any series and to state in the resolution or resolutions providing for the issuance of shares of any series the voting powers, if any, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of such series to the full extent now or hereafter permitted by the law of the State of Delaware in respect of the matters set forth in the following clauses
(i)  to (viii) inclusive:


     (i) the number of shares to constitute such series, and the distinctive designations thereof;

     (ii) the voting powers, full or limited, if any, of such series;

     (iii) the rate of dividends payable on shares of such series, the conditions on which and the times when such dividends are payable, the preference to, or the relation to, the payment of the dividends payable on any other class, classes or series of stock, whether cumulative or non-cumulative and, if cumulative, the date from which dividends on shares of such series shall be cumulative;

     (iv) the redemption price or prices, if any, and the terms and conditions on which shares of such series shall be redeemable;

     (v) the requirement of any sinking fund or funds to be applied to the purchase or redemption of shares of such series and, if so, the amount of such fund or funds and the manner of application;

     (vi) the rights of shares of such series upon the liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation;

     (vii) the rights, if any, of the holders of shares of such series to convert such shares into, or to exchange such shares for, shares of any other class, classes or series of stock and the price or prices or the rates of exchange and the adjustments at which such shares shall be convertible or exchangeable, and any other terms and conditions of such conversion or exchange; and

     (viii) any other preferences and relative, participating, optional or other special rights of shares of such series, and qualifications, limitations or restrictions including, without limitation, any restriction on an increase in the number of shares of any series theretofore authorized and any qualifications, limitations or restrictions of rights or powers to which shares of any future series shall be subject.

          (c) The number of authorized shares of Preferred Stock may be increased or decreased by the affirmative vote of the holders of a majority of the votes of all classes of voting securities of the Corporation without a class vote of the Preferred Stock, or any series thereof, except as otherwise provided in the resolution or resolutions fixing the voting rights of any series of the Preferred Stock."

SECOND:  That the corporation has not received any payment for any of its stock.

THIRD:  That the amendment was duly adopted in accordance with the provisions of section 241 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, we have signed this certificate this 17th day of October, 2002.

                                      __________________________________________
                                       By:  Amanda J. Masucci, Sole Incorporator

                                                                       EXHIBIT C

                       TRIMEDIA ENTERTAINMENT GROUP, INC.

                                     BYLAWS

                                    ARTICLE I
                                     OFFICES

     TriMedia Entertainment Group, Inc. (the "Corporation") shall have a registered office, a principal office and such other offices as the Board of Directors (the "Board") may determine.

                                   ARTICLE II
                                  STOCKHOLDERS

     Section 1.  Annual Meeting.  The annual meeting of stockholders for the
     ---------------------------
election of directors and the transaction of any other business shall be held on the first Thursday of March of each year, or as soon after such date as may be practicable, in such city and state and at such time and place as may be designated by the Board, and set forth in the notice of such meeting. If said day be a legal holiday, said meeting shall be held on the next succeeding business day. At the annual meeting any business may be transacted and any corporate action may be taken, whether stated in the notice of meeting or not, except as otherwise expressly provided by statute or the Certificate of Incorporation.

     Section 2. Special Meetings.  Special meetings of the stockholders for any
     ---------------------------
purpose shall be called by the Secretary at the written request of a majority of the total number of directors, by the Chairman of the Board (the "Chairman"), if any, by the Chief Executive Officer or by the stockholders owning a majority of the shares outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed business meeting. Business transacted at any special meeting shall be limited to the purposes stated in the notice.

     Section 3. Notice of Meetings.  Written notice of the place, date and hour
     -----------------------------
of any stockholders' meeting, whether annual or special, shall be given to each stockholder entitled to vote, by personal delivery or by mailing the same to the address of the stockholder, as the same appears upon the records of the Corporation, at least ten (10) days but not more than sixty (60) days before the day of the meeting. Notice of a special meeting must also state the purpose or purposes for which the meeting is called. Notice of any adjourned meeting need not be given except by announcement at the meeting so adjourned, unless otherwise ordered in connection with such adjournment. Such further notice, if any, shall be given as may be required by law.

     Section 4. Quorum.  Any number of stockholders, together holding at least
     -----------------
fifty (50) percent of the capital stock of the Corporation issued and outstanding and entitled to vote, who shall be present in person or represented by proxy at any meeting duly called, shall constitute a quorum for the transaction of all business, except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws.

     Section 5.  Adjournment of Meetings.  If less than a quorum shall attend at
     -----------------------------------
the time for which a meeting shall have been called, the meeting may adjourn from time to time by a majority vote of the stockholders present or represented by proxy and entitled to vote without notice other than by announcement at the meeting until a quorum shall attend. Any meeting at which a quorum is present may also be adjourned in like manner and for such time or upon such call as may be determined by a majority vote of the stockholders present or represented by proxy and entitled to vote. At any adjourned meeting at which a quorum shall be present, any business may be transacted and any corporate action may be taken which might have been transacted at the meeting as originally called.

     Section 6.  Voting List.  The Secretary shall prepare and make, at least
     -----------------------
ten (10) days before every election of directors, a complete list of the stockholders entitled to vote, arranged in alphabetical order and showing the address of each stockholder and the number of shares of each stockholder. Such list shall be open at the place where the election is to be held or at the principal office of the of the Corporation for said ten (10) days, to the examination of any stockholder, and shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

     Section 7.  Voting.  Each stockholder entitled to vote at any meeting may
     ------------------
vote either in person or by proxy, but no proxy shall be voted on or after three
(3) years from its date, unless said proxy provides for a longer period. Each stockholder entitled to vote shall at every meeting of the stockholders be entitled to one vote for each share of stock registered in his name on the record of stockholders. At all meetings of stockholders all matters, except as otherwise provided by statute, shall be determined by the affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the subject matter. Voting at meetings of stockholders need not be by written ballot.

     Section 8.  Record Date of Stockholders.  The Board shall be authorized to
     ---------------------------------------
fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the date of any meeting of stockholders, and not exceeding sixty (60) days preceding the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purposes, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and, in such case, such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation, after such record date fixed as aforesaid.

     Section 9.  Conduct of Meetings; Chairman; Vice-Chairman.  The Chairman or,
     --------------------------------------------------------
if there is no Chairman or in the Chairman's absence, the Vice Chairman of the Board (the "Vice Chairman"), if any, the Chief Executive Officer, or Secretary, shall preside at all regular or special meetings of stockholders. To the maximum extent permitted by law, such presiding person shall have the power to set procedural rules, including but not limited to rules respecting the time allotted to stockholders to speak, governing all aspects of the conduct of such meetings.

                                   ARTICLE III
                                    DIRECTORS

     Section 1.  Number and Qualifications.  The Board shall consist of such
     -------------------------------------
number as may be fixed from time to time by resolution of the Board. The directors need not be stockholders. Initially, there shall be one director.

     Section 2.  Election of Directors.  The directors shall be elected by the
     ---------------------------------
stockholders at the annual meeting of stockholders.

     Section 3. Duration of Office.  The directors chosen at any annual meeting
     -----------------------------
shall, except as hereinafter provided, hold office until their successors are elected and qualified or until their earlier resignation or removal.

     Section 4.  Removal and Resignation of Directors.  Any director may be
     ------------------------------------------------
removed from the Board, with or without cause, by the holders of a majority of the shares of capital stock entitled to vote at an election of directors, either by written consent or consents or at any special meeting of the stockholders called for that purpose, and the office of such director shall forthwith become vacant.

     Any director may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the Chief Executive Officer or Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless so specified therein.

     Section 5.  Filling of Vacancies.  Any vacancy among the directors,
     --------------------------------
occurring from any cause whatsoever, may be filled by a majority of the remaining directors, though less than a quorum, provided, however, that the stockholders removing any director may at the same meeting fill the vacancy caused by such removal, and provided further, that if the directors fail to fill any such vacancy, the stockholders may at any special meeting called for that purpose fill such vacancy. In case of any increase in the number of directors, the additional directors may be elected by the directors in office before such increase.

     Any person elected to fill a vacancy shall hold office, subject to the right of removal as herein before provided, until his successor is elected and qualified.

     Section 6.  Regular Meetings.  The Board shall hold an annual meeting for
     ----------------------------
the purpose of organization and the transaction of any business immediately after the annual meeting of the stockholders, provided a quorum of directors is present. Other regular meetings may be held at such times as may be determined from time to time by resolution of the Board.

     Section 7.  Special Meetings.  Special meetings of the Board may be called
     ----------------------------
by the Chairman or the Chief Executive Officer.

     Section 8.  Notice and Place of Meetings.  Meetings of the Board may be
     ----------------------------------------
held at the principal office of the Corporation, or at such other place as shall be stated in the notice of such meeting. Notice of any special meeting, and, except as the Board may otherwise determine by resolution, notice of any regular meeting also, shall be mailed to each director addressed to him at his residence or usual place of business at least two (2) days before the day on which the meeting is to be held, or if sent to him at such place by telegraph or cable or electronic transmission, or delivered personally or by telephone, not later than the day before the day on which the meeting is to be held. No notice of the annual meeting of the Board shall be required if it is held immediately after the annual meeting of the stockholders and if a quorum is present.

     Section 9.  Business Transacted at Meetings, etc.  Any business may be
     ------------------------------------------------
transacted and any corporate action may be taken at any regular or special meeting of the Board at which a quorum shall be present, whether such business or proposed action be stated in the notice of such meeting or not, unless special notice of such business or proposed action shall be required by statute.

     Section 10.  Quorum.  A majority of the Board at any time in office shall
     -------------------
constitute a quorum. At any meeting at which a quorum is present, the vote of a majority of the members present shall be the act of the Board unless the act of a greater number is specifically required by law or by the Certificate of Incorporation or these Bylaws. The members of the Board shall act only as the Board and the individual members thereof shall not have any powers as such.

     Section 11.  Compensation.  The directors shall not receive any stated
     -------------------------
salary for their services as directors, but by resolution of the Board a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity, as an officer, agent or otherwise, and receiving compensation therefor.

     Section 12.  Action Without a Meeting.  Any action required or permitted to
     -------------------------------------
be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board or committees thereof.

     Section 13.  Meetings Through Use of  Communications  Equipment.  Members
     ---------------------------------------------------------------
of the Board, or any committee designated by the Board, shall, except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, have the power to participate in a meeting of the Board, or any committee, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting.

     Section 14.  Chairman; Vice Chairman.  The Board may elect, from among the
     ------------------------------------
directors, a Chairman. The Chairman shall preside at all meetings of the stockholders and the Board at which the Chairman is present, and shall have such powers and perform such duties as may from time to time be assigned to the Chairman by the Board. The Chairman shall, except as herein otherwise provided, hold office until the Chairman's successor shall have been elected and qualified or until the Chairman resigns or is removed. If the Board elects a Vice Chairman, the Vice Chairman shall, in the absence or disability of the Chairman, perform the duties and exercise the powers of the Chairman and shall have such powers and perform such duties as may be assigned to the Vice Chairman by the Board.

                                   ARTICLE IV
                                   COMMITTEES

     Section 1.  Executive  Committee.  The Board may, by resolution passed by a
     --------------------------------
majority of the whole Board, designate one (1) or more of their number to constitute an Executive Committee to hold office at the pleasure of the Board, which Committee shall, during the intervals between meetings of the Board, have and exercise all of the powers of the Board in the management of the business and affairs of the Corporation, subject only to such restrictions or limitations as the Board may from time to time specify, or as limited by the Delaware General Corporation Law, and shall have power to authorize the seal of the Corporation to be affixed to all documents or instruments which may require it.

     Any member of the Executive Committee may be removed at any time, with or without cause, by a resolution of a majority of the whole Board.

     Any person ceasing to be a director shall, without further action, cease to be a member of the Executive Committee.

     Any vacancy in the Executive Committee occurring from any cause whatsoever may be filled from among the directors by a resolution of a majority of the whole Board.

     Section 2.  Other Committees.  Other committees, whose members shall
     ----------------------------
include at least one (1) director, may be appointed by the Board or the Executive Committee, which committees shall hold office for such time and have such powers and perform such duties as may from time to time be assigned to them by the Board or the Executive Committee.

     Any member of such a committee may be removed at any time, with or without cause, by the Board or the Executive Committee. Any vacancy in a committee occurring from any cause whatsoever may be filled by the Board or the Executive Committee.

     Any person ceasing to be a director shall, without further action, cease to be a member of any committee.

     Section 3.  Resignation.  Any member of a committee may resign at any time.
     -----------------------
Such resignation shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the Chief Executive Officer or Secretary. The acceptance of a resignation shall not be necessary to make it effective unless so specified therein.

     Section 4.  Quorum.  A majority of the members of a committee shall
     ------------------
constitute a quorum. The act of a majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee. The members of a committee shall act only as a committee, and the individual members thereof shall not have any powers as such.

     Section 5.  Record of  Proceedings, etc.  Each committee shall keep a
     ---------------------------------------
record of its acts and proceedings, and shall report the same to the Board when and as required by the Board.

     Section 6.  Organization, Meetings, Notices, etc.  A committee may hold its
     ------------------------------------------------
meetings at the principal office of the Corporation, or at any other place that a majority of the committee may at any time agree upon. Each committee may make such rules as it may deem expedient for the regulation and carrying on of its meetings and proceedings. Unless otherwise ordered by the Executive Committee, any notice of a meeting of such committee may be given by the Secretary of the Corporation or by the chairman of the committee and shall be sufficiently given if mailed to each member at the address of the member or usual place of business at least two (2) days before the day on which the meeting is to be held, or if sent to the member at such place by telegraph or cable, or delivered personally or by telephone not later than 24 hours before the time at which the meeting is to be held.

     Section 7.  Compensation.  The members of any committee shall be entitled
     ------------------------
to such compensation as may be allowed them by resolution of the Board.

                                    ARTICLE V
                                    OFFICERS

     Section 1.  Designated Officers.  The officers of the Corporation shall be
     -------------------------------
a Chief Executive Officer, a President, a Treasurer, and a Secretary. Other officers, including one or more Assistant Secretaries, , one or more Vice Presidents, a Chief Financial Officer and one or more Assistant Treasurers, may from time to time be appointed by the Directors, which other officers shall have such powers and perform such duties prescribed in these Bylaws or by the Board of Directors or the officer or committee appointing them.

     Section 2.  Election, Term of office and Qualifications.  The officers
     -------------------------------------------------------
shall be chosen by the Board. Each such officer shall, except as herein otherwise provided, hold office until his successor shall have been elected and qualified or until his earlier resignation or removal. The Chief Executive Officer shall be a director of the Corporation, and should the Chief Executive Officer cease to be a director, he shall, without further action, cease to be such officer. Except as provided for by law, any multiple offices may be held by the same person.

     Section 3. Duties of Officers.
     ------------------------------

          Section 3.1  Chief Executive Officer.  The Chief Executive Officer, if
          ------------------------------------
any, of the Corporation shall have, subject to the direction and control of the Board, general control and management of the business affairs and policies of the Corporation. The Chief Executive Officer shall participate in long-range planning for the Corporation and shall be available to the other officers of the Corporation for consultation. The Chief Executive Officer shall possess power to sign all certificates, contracts and other instruments of the Corporation. Unless a Chairman or Vice Chairman has been elected and is present, the Chief Executive Officer shall preside at all meetings of the stockholders and of the Board. The Chief Executive Officer shall have power to call special meetings of the stockholders, the Board or the Executive Committee at any time. The Chief Executive Officer shall perform all such other duties as are incident to the Office of Chief Executive Officer or as determined by the Board.

          Section 3.2  President.  The President of the Corporation, if any,
          ----------------------
shall be subject to the direction and control of the Chief Executive Officer and the Board and shall have general active management of the business affairs of the corporation. The President shall participate in long-range planning for the corporation and shall be available to the other officers of the corporation for consultation. The President shall possess power to sign all certificates, contracts and other instruments of the corporation. In the absence of a Chief Executive Officer being elected by the Board, the President shall assume all duties assigned to the Chief Executive Officer. The President shall perform all such other duties as are incident to the office of President or as determined by the Board or the Chief Executive Officer.

          Section 3.3  Vice-Presidents.  If the President is absent or disabled,
          ----------------------------
the Vice-Presidents, if any (or if more than one, in the order prescribed by the Board), shall have and may exercise and perform the authority and duties of the President. The Vice-Presidents shall perform all such duties as are incident to the office of the Vice-President or as determined by the Board, the Chief Executive Officer or the President. If more than one Vice-President is elected, the Vice-Presidents will have titles, seniority, and duties determined by the Board.

          Section 3.4  Chief Financial Officer.  The Chief Financial Officer of
          ------------------------------------
the Corporation, if any, shall be responsible for maintaining the financial integrity of the Corporation, shall prepare the budget, financial plans and financial statements and reports for the Corporation and shall monitor the financial performance of the Corporation and its subsidiaries. The Chief Financial Officer shall perform all such duties as are incident to the office of the Chief Financial Officer or as determined by the Board, the Chief Executive Officer or the President.

          Section 3.5  Treasurer.  The Treasurer will have charge and custody of
          ----------------------
and be responsible for all funds and securities of the corporation. The Treasurer will deposit all such funds in the name of the corporation in the depositories or invest them in the investments designated or approved by the Board, and will authorize disbursement of the funds of the corporation in payment of just demands against the corporation or as may be determined by the Board on securing proper vouchers. The Treasurer will render to the Board from time to time, as may be required, an account of all transactions as Treasurer, as well as perform other such duties as are incident to the Office of the Treasurer or as determined by the Board, the Chief Executive Officer or the President.

          Section 3.6  Secretary.  The Secretary of the Corporation shall attend
          ----------------------
all meetings of the stockholders and all meetings of the Board and record all the proceedings of the meetings of the stockholders and of the Board in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall keep in safe custody the seal of the Corporation and, when authorized by the Board, affix the same to any instrument requiring it. The Secretary shall perform all such other duties as are incident to the office of Secretary or as determined by the Board, the Chief Executive Officer, or the President.

     Section 4.  Removal of Officers.  Any officer of the Corporation may be
     -------------------------------
removed from office, with or without cause, by a vote of a majority of the Board.

     Section 5.  Resignation.  Any officer of the Corporation may resign at any
     -----------------------
time. Such resignation shall be in writing and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the Chief Executive Officer or Secretary. The acceptance of a resignation shall not be necessary in order to make it effective, unless so specified therein.

     Section 6.  Filling of Vacancies.  A vacancy in any office shall be filled
     --------------------------------
by the Board or by the authority appointing the predecessor in such office.

     Section 7.  Compensation.  The compensation of the officers shall be fixed
     ------------------------
by the Board, or by any committee upon whom power in that regard may be conferred by the Board.

                                   ARTICLE VI
                                  CAPITAL STOCK

     Section 1.  Issue of Certificates of Stock.  Certificates of capital stock
     ------------------------------------------
shall be in such form as shall be approved by the Board. They shall be numbered in the order of their issue and shall be signed by the (i) the Chief Executive Officer and (ii) the Secretary or any Assistant Secretary and the seal of the

Corporation or a facsimile thereof shall be impressed or affixed or reproduced thereon. Where such certificates are signed by a transfer agent or an assistant transfer agent or by a transfer clerk acting on behalf of the Corporation and a registrar, the signature of any such Chief Executive Officer, Secretary or Assistant Secretary, may be a facsimile. In case any officer transfer agent or registrar who signed, or whose facsimile signature has been placed on a certificate, shall have ceased to be an officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation, with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

     Section 2.  Registration and Transfer of Shares.  The name of each person
     -----------------------------------------------
owning a share of the capital stock of the Corporation shall be entered on the books of the Corporation together with the number of shares held by him, the numbers of the certificates covering such shares and the dates of issue of such certificates. The shares of stock of the Corporation shall be transferable on the books of the Corporation by the holders thereof in person, or by their duly authorized attorneys or legal representatives, on surrender and cancellation of certificates for a like number of shares, accompanied by an assignment or power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require. A record shall be made of each transfer.

     The Board may make other and further rules and regulations concerning the transfer and registration of certificates for stock and may appoint a transfer agent or registrar or both and may require all certificates of stock to bear the signature of either or both.

     Section 3.  Lost, Destroyed and Mutilated Certificates.  The holder of any
     ------------------------------------------------------
stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction or mutilation of the certificates therefor. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it alleged to have been lost, stolen or destroyed, and the Board may, in its discretion, require the owner of the lost, stolen or destroyed certificate, or his legal representatives, to give the Corporation a bond, in such sum not exceeding double the value of the stock and with such surety or sureties as they may require, to indemnify it against any claim that may be made against it by reason of the issue of such new certificate and against all other liability in the premises, or may remit such owner to such remedy or remedies as he may have under the laws of the State of Delaware.

                                   ARTICLE VII
                            DIVIDENDS, SURPLUS, ETC.

     The Board shall have power to fix and vary the amount to be set aside or reserved as working capital of the Corporation, or as reserves, or for other proper purposes of the Corporation, and, subject to the requirements of the Certificate of Incorporation, to determine whether any, if any, part of the surplus or net profits of the Corporation shall be declared as dividends and paid to the stockholders, and to fix the date or dates for the payment of dividends.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS.

     Section 1.  Fiscal Year. The fiscal year of the  Corporation shall commence
     -----------------------
on the 1st day of November and end on the 31st day of October in each year.

     Section 2.  Corporate  Seal.  The corporate seal shall be in such form as
     ---------------------------
approved by the Board and may be altered at their pleasure. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     Section 3.  Notices.  Except as otherwise expressly provided, any notice
     -------------------
required by these Bylaws to be given shall be sufficient if deposited in the mail, postage prepaid, addressed to the person entitled thereto at his address, as the same appears upon the books of the Corporation, or by telegraphing or cabling the same to such person at such addresses; and such notice shall be deemed to be given at the time it is mailed, telegraphed or cabled.

     Section 4.  Waiver of Notice.  Any stockholder or director may at any time,
     ----------------------------
by writing or by telegraph or by cable, waive any notice required to be given under these Bylaws, and if any stockholder or director shall be present at any meeting for any purpose other than objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened, his presence shall constitute a waiver of such notice.

     Section 5.  Checks,  Drafts, etc.  All checks, drafts or other orders for
     --------------------------------
the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner, as shall from time to time be designated by resolution of the Board.

     Section 6.  Deposits.  All funds of the Corporation shall be deposited from
     --------------------
time to time to the credit of the Corporation in such bank or banks, trust companies or other depositories as the Board may select, and, for the purpose of such deposit, checks, drafts, warrants and other orders for the payment of money which are payable to the order of the Corporation, may be endorsed for deposit, assigned and delivered by any officer of the Corporation, or by such agents of the Corporation as the Board or the Chief Executive Officer may authorize for that purpose.

     Section 7.  Voting Stock of Other Corporations.  Except as otherwise
     ----------------------------------------------
ordered by the Board or the Executive Committee, the Chief Executive Officer shall have full power and authority on behalf of the Corporation to attend and to act and to vote at any meeting of the stockholders of any corporation of which the Corporation is a stockholder and to execute a proxy to any other person to represent the Corporation at any such meeting, and at any such meeting the Chief Executive Officer or the holder of any such proxy, as the case may be, shall possess and may exercise any and all rights and powers incident to ownership of such stock and which, as owner thereof, the Corporation might have possessed and exercised if present. The Board or the Executive Committee may from time to time confer like powers upon any other person or persons.

     Section 8.  Indemnification of Officers and Directors.  The Corporation
     -----------------------------------------------------
shall indemnify any and all of its directors or officers, including former directors or officers, and any employee, who shall serve as an officer or director of any corporation at the request of this Corporation, to the fullest extent permitted under and in accordance with the laws of the State of Delaware, and shall pay expenses in advance related to such indemnification to the fullest extent permitted under and in accordance with the laws of the State of Delaware.

                                   ARTICLE IX
                               AMENDMENT OF BYLAWS

     The Board shall have the power to make, rescind, alter, amend and repeal these Bylaws, provided, however, that the stockholders shall have power to rescind, alter, amend or repeal any Bylaws made by the Board, and to enact Bylaws which if so expressed shall not be rescinded, altered, amended or repealed by the Board. No change of the time or place for the annual meeting of the stockholders for the election of directors shall be made except in accordance with the laws of the State of Delaware.

Adopted by the Board on October  ____, 2002.

                                   _______________________________
                                   Christopher Schwartz, Secretary

                                                                       EXHIBIT D

                      THE 2001 SOUTH CAROLINA CODE OF LAWS

             TITLE 33 - CORPORATIONS, PARTNERSHIPS AND ASSOCIATIONS
                                   CHAPTER 13.

                               DISSENTERS' RIGHTS

                                   ARTICLE 1.
                 RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES

SECTION 33-13-101. Definitions.

In this chapter:

     (1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

     (2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 33-13-102 and who exercises that right when and in the manner required by Sections 33-13-200 through 33-13-280.

     (3) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. The value of the shares is to be determined by techniques that are accepted generally in the financial community.

     (4) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

     (5) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

     (6) "Beneficial shareholder" means the person who is a beneficial owner of shares held by a nominee as the record shareholder.

     (7) "Shareholder" means the record shareholder or the beneficial shareholder.

SECTION 33-13-102. Right to dissent.

     (A) A shareholder is entitled to dissent from, and obtain payment of the fair value of, his shares in the event of any of the following corporate actions:

     (1) consummation of a plan of merger to which the corporation is a party (i) if shareholder approval is required for the merger by Section 33-11-103 or the articles of incorporation and the shareholder is entitled to vote on the merger or (ii) if the corporation is a subsidiary that is merged with its parent under Section 33-11-104 or 33-11-108 or if the corporation is a parent that is merged with its subsidiary under Section 33-11-108;

     (2) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares are to be acquired, if the shareholder is entitled to vote on the plan;

     (3) consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale must be distributed to the shareholders within one year after the date of sale;

     (4) an amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

          (i)     alters  or  abolishes  a  preferential  right  of  the shares;

          (ii) creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

          (iii) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

          (iv) excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

          (v) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under Section 33-6-104; or

     (5) in the case of corporations which are not public corporations, the approval of a control share acquisition under Article 1 of Chapter 2 of Title 35;

     (6) any corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     (B) Notwithstanding subsection (A), no dissenters' rights under this section are available for shares of any class or series of shares which, at the record date fixed to determine shareholders entitled to receive notice of a vote at the meeting of shareholders to act upon the agreement of merger or exchange, were either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

SECTION 33-13-103. Dissent by nominees and beneficial owners.

     (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares to which he dissents and his other shares were registered in the names of different shareholders.

     (b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if he dissents with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote. A beneficial shareholder asserting dissenters' rights to shares held on his behalf shall notify the corporation in writing of the name and address of the record shareholder of the shares, if known to him.

                                   ARTICLE 2.
                  PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

SECTION 33-13-200. Notice of dissenters' rights.

     (a)     If  proposed  corporate  action  creating  dissenters' rights under
Section 33-13-102 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this chapter and be accompanied by a copy of this chapter.

     (b) If corporate action creating dissenters' rights under Section 33-13-102 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in Section 33-13-220.

SECTION 33-13-210. Notice of intent to demand payment.

     (a)     If  proposed  corporate  action  creating  dissenters' rights under
Section 33-13-102 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights (1) must give to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated and (2) must not vote his shares in favor of the proposed action. A vote in favor of the proposed action cast by the holder of a proxy solicited by the corporation shall not disqualify a shareholder from demanding payment for his shares under this chapter.

     (b)     A  shareholder  who does not satisfy the requirements of subsection
(a)  is  not  entitled  to  payment  for  his  shares  under  this  chapter.

SECTION 33-13-220. Dissenters' notice.

     (a)     If  proposed  corporate  action  creating  dissenters' rights under
Section 33-13-102 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of Section 33-13-210(a).

     (b) The dissenters' notice must be delivered no later than ten days after the corporate action was taken and must:

     (1) state where the payment demand must be sent and where certificates for certificated shares must be deposited;

     (2) inform holders of uncertificated shares to what extent transfer of the shares is to be restricted after the payment demand is received;

     (3) supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he or, if he is a nominee asserting dissenters' rights on behalf of a beneficial shareholder, the beneficial shareholder acquired beneficial ownership of the shares before that date;

     (4) set a date by which the corporation must receive the payment demand, which may not be fewer than thirty nor more than sixty days after the date the subsection (a) notice is delivered and set a date by which certificates for certificated shares must be deposited, which may not be earlier than twenty days after the demand date; and

     (5)     be  accompanied  by  a  copy  of  this  chapter.

SECTION 33-13-230. Shareholders' payment demand.

     (a) A shareholder sent a dissenters' notice described in Section 33-13-220 must demand payment, certify whether he (or the beneficial shareholder on whose behalf he is asserting dissenters' rights) acquired beneficial ownership of the shares before the date set forth in the dissenters' notice pursuant to Section 33-13-220(b)(3), and deposit his certificates in accordance with the terms of the notice.

     (b) The shareholder who demands payment and deposits his share certificates under subsection (a) retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

     (c) A shareholder who does not comply substantially with the requirements that he demand payment and deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this chapter.

SECTION 33-13-240. Share restrictions.

     (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for payment for them is received until the proposed corporate action is taken or the restrictions are released under Section 33-13-260.

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     (b)     The  person  for  whom  dissenters'  rights  are  asserted  as  to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

SECTION 33-13-250. Payment.

     (a) Except as provided in Section 33-13-270, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who substantially complied with Section 33-13-230 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.

     (b)     The  payment  must  be  accompanied  by:

     (1) the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

     (2) a statement of the corporation's estimate of the fair value of the shares and an explanation of how the fair value was calculated;

     (3)     an  explanation  of  how  the  interest  was  calculated;

     (4) a statement of the dissenter's right to demand additional payment under Section 33-13-280; and

     (5)     a  copy  of  this  chapter.

SECTION 33-13-260. Failure to take action.

     (a) If the corporation does not take the proposed action within sixty days after the date set for demanding payment and depositing share certificates, the corporation, within the same sixty-day period, shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (b) If, after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under Section 33-13-220 and repeat the payment demand procedure.

SECTION 33-13-270. After-acquired shares.

     (a) A corporation may elect to withhold payment required by section 33-13-250 from a dissenter as to any shares of which he (or the beneficial owner on whose behalf he is asserting dissenters' rights) was not the beneficial owner on the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action, unless the beneficial ownership of the shares devolved upon him by operation of law from a person who was the beneficial owner on the date of the first announcement.

     (b) To the extent the corporation elects to withhold payment under subsection (a), after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the fair value and interest were calculated, and a statement of the dissenter's right to demand additional payment under Section 33-13-280.

SECTION 33-13-280. Procedure if shareholder dissatisfied with payment or offer.

     (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due and demand payment of his estimate (less any payment under Section 33-13-250) or reject the corporation's offer under Section 33-13-270 and demand payment of the fair value of his shares and interest due, if the:

          (1) dissenter believes that the amount paid under Section 33-13-250 or offered under Section 33-13-270 is less than the fair value of his shares or that the interest due is calculated incorrectly;

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     (2)     corporation  fails  to  make  payment under Section 33-13-250 or to offer payment under Section 33-13-270 within sixty days after the date set for demanding payment; or
     (3) corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

(b) A dissenter waives his right to demand additional payment under this section unless he notifies the corporation of his demand in writing under subsection (a) within thirty days after the corporation made or offered payment for his shares.
                                   ARTICLE 3.
                          JUDICIAL APPRAISAL OF SHARES

SECTION 33-13-300  Court action.

     (a) If a demand for additional payment under Section 33-13-280 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the demand for additional payment and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     (b) The corporation shall commence the proceeding in the circuit court of the county where the corporation's principal office (or, if none in this State, its registered office) is located. If the corporation is a foreign corporation without a registered office in this State, it shall commence the proceeding in the county in this State where the principal office (or, if none in this State, the registered office) of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

     (c) The corporation shall make all dissenters (whether or not residents of this State) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication, as provided by law.

     (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint persons as appraisers to receive evidence and recommend decisions on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (e) Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation.

SECTION 33-13-310. Court costs and counsel fees.

     (a) The court in an appraisal proceeding commenced under Section 33-13-300 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 33-13-280.

     (b) The court also may assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

     (1) against the corporation and in favor of any or all dissenters if the court finds the corporation did not comply substantially with the requirements of Sections 33-13-200 through 33-13-280; or

     (2) against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

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(c)     If  the  court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

(d)     In  a  proceeding commenced by dissenters to enforce the liability under
Section 33-13-300(a) of a corporation that has failed to commence an appraisal proceeding within the sixty-day period, the court shall assess the costs of the proceeding and the fees and expenses of dissenters' counsel against the corporation and in favor of the dissenters.









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